                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to sec. 240.14a-12.


                                   CGM TRUST
          ------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

Front Cover:

IMPORTANT INFORMATION FOR SHAREHOLDERS

(b+w photo of Bob and Ken)

FROM KEN HEEBNER AND BOB KEMP

THE CGM FUNDS

Inside two panels

DEAR CGM FOCUS FUND SHAREHOLDER:

Ken has managed your Fund since its inception in September of 1997 and Bob has been at the helm of CGM Funds since we founded the firm in 1990. As you know we are not given to frequent communications. In our jobs, we believe actions speak louder than words and any message we might have is best conveyed by investment performance. Today, however, we are writing to ask for your approval of important business and investment matters pertaining to your Fund. We invite you to vote by proxy or in person at a shareholders meeting on Friday, November 19, 2004.

The Fund's Board of Trustees has unanimously recommended approval of the following questions. We urge you to read the enclosed proxy materials carefully and add your support by voting promptly on these important issues.

1. The first question seeks approval of a new independent Board trustee for your Fund. To our great sadness, trustee Robert Kittredge died in January of this year. Throughout the spring, we considered possible candidates, interviewed several, and the Board, including the independent trustees, voted unanimously to invite Mark Holland to join us. As a trustee, Mark offers both a breadth of financial services experience and a commitment to shareholder interests that promise to strengthen our Board. We hope you will lend your support to ours and welcome Mark to the Fund's Board.

2. Secondly, you are being asked to approve an amendment to your Fund's governing charter that would expressly recognize the equal obligations and responsibilities of each of our trustees regardless of any special title they may hold or duties they may perform as trustees. For example, the Board has designated one of the trustees as an "audit committee financial expert". This amendment makes the charter consistent with SEC regulations that provide that the trustee who serves in that capacity has no greater degree of responsibility and accountability for Board actions than any other trustees.

3. The third item addresses a change in the ownership of Capital Growth Management Limited Partnership ("CGM"), the investment advisor responsible for managing your Fund. CGM is a partnership, the general partner of which is a corporation jointly owned by us. Over the past few years, Ken has gradually acquired the majority of nonvoting shares in that corporation. Now, as Bob looks ahead to provide for his family's future, Ken intends to purchase Bob's voting shares. After the transfer, Ken will have sole voting control of the general partner and CGM. Under applicable regulations, this transaction would automatically end the Fund's current management contract with CGM. Consequently, CGM must enter into a new contract with the Fund, which must be approved by shareholders.

What effect is this expected to have on you as a Fund shareholder? Little, if any. Bob Kemp will continue to serve as president and trustee of the Fund, as well as minority owner of CGM's general partner. The Fund's investment process and CGM's investment strategies will remain unchanged. The key terms of the new management contract, including the level of fees, will be the same as under the existing contract.


4. The final question pertains to your Fund's investment restriction on industry concentration. As you know, CGM Focus Fund is a non-diversified fund that is flexibly and opportunistically managed to take advantage of changing economic and market conditions. Recent examples of the Fund's flexibility include the Fund's response to the tech bubble of the late 1990s and to the appreciation in homebuilding stocks over the past few years. A "yes" vote on question 4 would provide the Fund with additional flexibility to hold a substantial over-weighting in certain energy sector stocks under specified market conditions. We believe that having the flexibility to make such a move may provide the Fund with the opportunity to respond rapidly to the challenges of the current market environment.


Please call us at 1-800-598-0702 to discuss these important issues. Our staff is on hand and happy to answer your questions each business day between 8:30 a.m. and 8:00 p.m. (Eastern Standard Time).

We are proud to have managed your Fund over the years. We hope you will support your Fund's Board and vote in favor of the proxy questions. And, we thank you for your trust and loyalty and look forward to serving you for many more years to come.

Best wishes,


    /s/ Bob Kemp                                /s/ Ken Heebner
    Bob Kemp                                    Ken Heebner

CGM Funds President                         CGM Focus Fund Portfolio Manager


Back Panel:

HOW TO VOTE

The enclosed Proxy Statement discusses important issues affecting your Fund. To make voting quick and as convenient as possible, you may vote by completing and returning the enclosed proxy card in the envelope provided or, via the internet or touch-tone telephone 24 hours a day. If you vote by internet or phone, your vote will be confirmed and posted immediately.

BY MAIL

    1. Read the Proxy Statement.
    2. Check the appropriate boxes on your proxy card.
    3. Date and sign your name exactly as it appears on the proxy card.
    4. Return your proxy card in the envelope provided.

VIA THE INTERNET

    1. Read the Proxy Statement.
    2. Go to the website address indicated on your proxy card.
    3. Enter the control number on your proxy card.
    4. Follow the instructions on the site.

BY TELEPHONE

    1. Read the Proxy Statement.
    2. Call the toll-free number listed on your proxy card.
    3. Enter the control number on your proxy card.
    4. Follow the recorded instructions.

Questions? Please call us at 1-800-598-0702 on business days between 8:30 a.m. and 8:00 p.m. (Eastern Standard Time).

Logo  The CGM Funds

(CGM Realty, Capital Development and Mutual)

Front Cover:

IMPORTANT INFORMATION FOR SHAREHOLDERS

(b+w photo of Bob and Ken)

FROM KEN HEEBNER AND BOB KEMP

THE CGM FUNDS

Inside two panels:

DEAR SHAREHOLDER:

Ken has managed your Fund for many years and Bob has been at the helm of CGM Funds since we founded the firm in 1990. As you know we are not given to frequent communications. In our jobs, we believe actions speak louder than words and any message we might have is best conveyed by investment performance. Today, however, we are writing to ask for your approval of important business and investment matters pertaining to your Fund. We invite you to vote by proxy or in person at a shareholders meeting on Friday, November 19, 2004.

The Fund's Board of Trustees has unanimously recommended approval of the following questions. We urge you to read the enclosed proxy materials carefully and add your support by voting promptly on these important issues.

1. The first question seeks approval of a new independent Board trustee for your Fund. To our great sadness, trustee Robert Kittredge died in January of this year. Throughout the spring, we considered possible candidates, interviewed several, and the Board, including the independent trustees, voted unanimously to invite Mark Holland to join us. As a trustee, Mark offers both a breadth of financial services experience and a commitment to shareholder interests that promise to strengthen our Board. We hope you will lend your support to ours and welcome Mark to the Fund's Board.

2. Secondly, you are being asked to approve an amendment to your Fund's governing charter that would expressly recognize the equal obligations and responsibilities of each of our trustees regardless of any special title they may hold or duties they may perform as trustees. For example, the Board has designated one of the trustees as an "audit committee financial expert". This amendment makes the charter consistent with SEC regulations that provide that the trustee who serves in that capacity has no greater degree of responsibility and accountability for Board actions than any other trustees.

3. The third item addresses a change in the ownership of Capital Growth Management Limited Partnership ("CGM"), the investment advisor responsible for managing your Fund. CGM is a partnership, the general partner of which is a corporation jointly owned by us. Over the past few years, Ken has gradually acquired the majority of nonvoting shares in that corporation. Now, as Bob looks ahead to provide for his family's future, Ken intends to purchase Bob's voting shares. After the transfer, Ken will have sole voting control of the general partner and CGM. Under applicable regulations, this transaction would automatically end the Fund's current management contract with CGM. Consequently, CGM must enter into a new contract with the Fund, which must be approved by shareholders.

What effect is this expected to have on you as a Fund shareholder? Little, if any. Bob Kemp will continue to serve as president and trustee of the Fund, as well as minority owner of CGM's general partner. The Fund's investment process and CGM's investment strategies will remain unchanged. The key terms of the new management contract, including the level of fees, will be the same as under the existing contract.

Please call us at 1-800-598-0702 to discuss these important issues. Our staff is on hand and happy to answer your questions between 8:30 a.m. and 8:00 p.m. (Eastern Standard Time).

We are proud to have managed your Fund over the years. We hope you will support your Board and vote in favor of the proxy questions. And, we thank you for your trust and loyalty and look forward to serving you for many more years to come.

Best wishes,


    /s/ Bob Kemp                                /s/ Ken Heebner
    Bob Kemp                                    Ken Heebner

President, CGM Funds                        Portfolio Manager, CGM Funds

Back Panel:

HOW TO VOTE

The enclosed Proxy Statement discusses important issues affecting your Fund. To make voting quick and as convenient as possible, you may vote by completing and returning the enclosed proxy card in the envelope provided or, via the internet or touch-tone telephone 24 hours a day. If you vote by internet or phone, your vote will be confirmed and posted immediately.

BY MAIL

    1. Read the Proxy Statement.
    2. Check the appropriate boxes on your proxy card.
    3. Date and sign your name exactly as it appears on the proxy card.
    4. Return your proxy card in the envelope provided.

VIA THE INTERNET

    1. Read the Proxy Statement.
    2. Go to the website address indicated on your proxy card.
    3. Enter the control number on your proxy card.
    4. Follow the instructions on the site.

BY TELEPHONE

    1. Read the Proxy Statement.
    2. Call the toll-free number listed on your proxy card.
    3. Enter the control number on your proxy card.
    4. Follow the recorded instructions.

Questions? Please call us at 1-800-598-0702 on business days between 8:30 a.m. and 8:00 p.m. (Eastern Standard Time).

Logo  The CGM Funds

                                CGM MUTUAL FUND
                                CGM REALTY FUND
                                 CGM FOCUS FUND

                          EACH, A SERIES OF CGM TRUST

                                      AND

                          CGM CAPITAL DEVELOPMENT FUND

             NOTICE OF CONCURRENT SPECIAL MEETINGS OF SHAREHOLDERS

                    TO BE HELD ON FRIDAY, NOVEMBER 19, 2004

         Concurrent Special Meetings of Shareholders (together, the "Meetings") of each of CGM Trust, with respect to CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund, and CGM Capital Development Fund (together with CGM Trust, the "Trusts") will be held at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110 at 9:00 a.m. (Eastern Standard Time) on Friday, November 19, 2004. The Meetings will be held for the following purposes:

ITEM 1.  To elect Mark W. Holland a Trustee of each Trust.

ITEM 2. To authorize the Trustees of each Trust to adopt an Amendment to the Declaration of Trust of each Trust.

ITEM 3. To approve new Advisory Agreements between Capital Growth Management Limited Partnership and respectively (i) CGM Capital Development Fund and (ii) CGM Trust on behalf of each of CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund (the funds referred to in (i) and (ii) together, the "Funds").

ITEM 4. To amend CGM Focus Fund's fundamental investment restriction on industry concentration (for shareholders of CGM Focus Fund only).

ITEM 5. To transact such other business as may properly come before each Meeting or any adjournments thereof.

         THE BOARDS OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF, AS APPLICABLE, ITEMS 1 THROUGH 4.

         Shareholders of record on September 20, 2004 are entitled to vote at the Meetings and at any adjournments thereof. If you own shares in more than one Fund as of September 20, 2004, you may receive more than one proxy card. Please be certain to vote each proxy card you receive.


                                             By order of the Boards of Trustees

                                             /s/ Leslie A. Lake
                                             Leslie A. Lake, Secretary
September 27, 2004

                                CGM MUTUAL FUND
                                CGM REALTY FUND
                                 CGM FOCUS FUND

                          EACH, A SERIES OF CGM TRUST

                                      AND

                          CGM CAPITAL DEVELOPMENT FUND

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees of CGM Capital Development Fund and CGM Trust (each, a "Trust" and together, the "Trusts") to be used at Concurrent Special Meetings of Shareholders (together, the "Meetings") of each Trust to be held at 9:00 a.m. (Eastern Standard Time) on Friday, November 19, 2004 at the offices Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110 and at any adjournment thereof. The Meetings will be held for the purposes set forth in the accompanying Notice of Concurrent Special Meetings of Shareholders.


Shareholders of record at the close of business on September 20, 2004 (the "Record Date") are entitled to vote at the Meetings and have one vote for each share held. The number of outstanding shares of CGM Capital Development Fund and each series of CGM Trust (together, the "Funds") on September 20, 2004 is shown under the heading entitled "Funds Information -- Shares Outstanding".


A free copy of your Fund's most recent annual and semi-annual report may be obtained by written request to CGM Funds, c/o The CGM Funds Investor Services Division, 222 Berkeley Street, Suite 1013, Boston, Massachusetts 02116, or by calling the Funds toll free at 1-800-345-4048.


This Proxy Statement and the accompanying materials are being mailed by the Boards of Trustees on or about September 27, 2004. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by the shareholder prior to its exercise by a signed writing filed with the Trusts' Secretary or delivered at the Meetings.


                                 VOTES REQUIRED

Each Trust votes separately on Item 1, the election of Mark W. Holland as a Trustee, and, within each Trust, shareholders vote together as a single class. Within each Trust, approval of Item 1 requires the affirmative vote of a plurality of the shares of the Trust that are present at the Meetings, in person or by proxy, and voting on this Item.

Each Trust votes separately on Item 2, the proposed amendment of the Declaration of Trust of each Trust, and, within each Trust, shareholders vote as a single class. Within each Trust, approval of Item 2 requires the affirmative vote of a majority of the shares of the Trust outstanding on the Record Date entitled to vote, in person or by proxy, on this Item.

Item 3, approval of new advisory agreements for the Funds, will be considered by the shareholders of each Fund, voting separately. Approval of Item 3 by the shareholders of a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund. The vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meetings or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

Item 4 will be voted on by the shareholders of CGM Focus Fund only. Approval of
Item 4 by the shareholders of CGM Focus Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund. The vote of a "majority of the outstanding voting securities" of CGM Focus Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities of CGM Focus Fund that are present at the Meetings or represented by proxy if holders of more than 50% of the outstanding voting securities of CGM Focus Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of CGM Focus Fund.

The following table summarizes these voting requirements:

                                      Shareholders Entitled to Vote       Vote Required for Approval
                                      -----------------------------       --------------------------
Item 1                                CGM Mutual Fund, CGM Realty Fund,   The Trustee must be elected by a
(Election of Trustee)                 CGM Focus Fund and CGM Capital      plurality of the shares of
                                      Development Fund.                   each Trust voted at the Meetings.
                                                                          Each Trust votes separately and
                                                                          shareholders of each Trust vote as
                                                                          a single class.

Item 2                                CGM Mutual Fund, CGM Realty Fund,   A majority of the outstanding shares of
(Authorization to amend the           CGM Focus Fund and CGM Capital      each Trust.  Each Trust votes separately
Declarations of Trust)                Development Fund.                   and shareholders of each Trust vote as a
                                                                          single class.

Item 3                                CGM Mutual Fund, CGM Realty Fund,   A "majority of the outstanding voting
(Approval of new Advisory             CGM Focus Fund and CGM Capital      securities" of the relevant Fund.
Agreements)                           Development Fund.                   Shareholders of each Fund vote
                                                                          separately.

Item 4                                CGM Focus Fund only.                A "majority of the outstanding voting
(Approval of amendment to CGM Focus                                       securities" of CGM Focus Fund.
Fund's fundamental investment
restriction on industry
concentration)

                            MANNER OF VOTING PROXIES

If the enclosed proxy card is executed properly and returned, or if a proxy card is properly authorized in accordance with the procedures for telephonic or internet voting, shares represented by it will be voted at the Meetings in accordance with the instructions on the proxy card. IF YOU DO NOT GIVE INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE MATTERS LISTED IN THE ACCOMPANYING NOTICE OF CONCURRENT SPECIAL MEETINGS OF SHAREHOLDERS AND "FOR" ANY OTHER MATTERS DEEMED APPROPRIATE IN THE JUDGMENT OF THE PERSONS NAMED IN THE ENCLOSED PROXY CARD. If the enclosed proxy card is executed and returned, it may nevertheless be revoked by the shareholder prior to its exercise by a signed writing filed with the Secretary of the Trusts or delivered at the Meetings.

Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Trusts, and employees of Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") and third-party solicitation agents. All costs incurred in connection with the Meetings will be paid by CGM. CGM has engaged D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies for which they will be paid a fee of $6,000 plus out-of-pocket expenses. It is anticipated that the cost of the services provided by D.F. King in connection with the Meetings will be approximately $200,000.

The Trustees know of no other matters to be brought before the Meetings. If, however, because of any unexpected occurrence, any other matters properly come before the Meetings, proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed proxy card.

                                     QUORUM

Forty percent of the shares entitled to vote on each matter to be considered at the Meetings, present in person or represented by proxy, constitute a quorum for such matter. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Meetings, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meetings but which have not been voted. For this reason, abstentions and broker "non-votes" will assist the Funds in obtaining a quorum but will have the practical effect of a "No" vote for purposes of obtaining the requisite vote for approval of Item 2, Item 3 and Item 4, for which the required vote is a majority of the shares of each Trust outstanding on the Record Date entitled to vote for Item 2 and a "majority of the outstanding voting securities" (as defined above) of the relevant Fund for Item 3 and Item 4. Abstentions and broker "non-votes" will have no effect on Item 1, for which the required vote is a plurality of the number of the votes cast on this Item.

In the event a quorum is not present in person or by proxy at the Meetings, or in the event a quorum is present at the Meetings but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meetings to permit further solicitation of proxies. A vote may be taken on one or more of the items in this Proxy Statement prior to any such adjournment if a quorum is present and sufficient votes have been received for approval of such Item. Any such proposal for adjournment will require the vote of a majority of those shares represented at the Meetings in person or by proxy and entitled to vote on such Item. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the underlying proposal. They will vote against any such adjournment those proxies required to be voted against the underlying proposal and will not vote in relation to any such adjournment any proxies that direct them to abstain from voting on such underlying proposal.

                               GENERAL BACKGROUND

Each of CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund is organized as a series of CGM Trust. CGM Capital Development Fund is a separate trust.

Each Trust is a Massachusetts business trust established under the laws of Massachusetts in 1986. CGM Trust is governed by an Amended and Restated Agreement and Declaration of Trust dated January 23, 1997, as amended by Amendment No. 1 dated June 16, 1997 and Amendment No. 2 dated June 27, 2002 (the "CGM Trust Declaration of Trust"). CGM Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, CGM Trust's name was changed from "Loomis-Sayles Mutual Fund" to "CGM Mutual Fund" to reflect the assumption by CGM of investment advisory responsibilities with respect to CGM Trust. On December 20, 1991, CGM Trust's name was changed to "CGM Trust". As part of the same Trust, CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund share a common Board of Trustees and the CGM Trust Declaration of Trust.

CGM Capital Development Fund is governed by an Amended and Restated Declaration of Trust dated January 23, 1997 (the "Capital Development Fund Declaration of Trust" and together with the CGM Trust Declaration of Trust, the "Declarations of Trust"). CGM Capital Development Fund is a successor in interest of Loomis-Sayles Capital Development Fund. On March 1, 1990, CGM Capital Development Fund's name was changed from "Loomis-Sayles Capital Development Fund" to "CGM Capital Development Fund" to reflect the assumption by CGM of investment advisory responsibilities with respect to CGM Capital Development Fund. The Trustees of CGM Capital Development Fund also serve on the Board of Trustees of CGM Trust.

ITEM 1. TO ELECT A TRUSTEE OF THE TRUSTS.

At the Meetings, you will be asked to elect Mark W. Holland as Trustee of each Trust in which you are a shareholder. Mr. Holland was elected a Trustee of each Trust by the Boards of Trustees on April 29, 2004 to fill a vacancy existing in the number of Trustees of the Trusts. While Mr. Holland's election is not subject to approval by the Funds' shareholders, the Boards are seeking votes of the shareholders of each Trust electing Mr. Holland so as to confirm that his election is agreeable to the shareholders of each Trust and so that Mr. Holland will thereafter be considered a Trustee elected by shareholders for purposes of section 16 of the Investment Company Act of 1940, as amended (the "1940 Act"). In the future, the election of Mr. Holland by the shareholders may help the Trusts comply with the requirements of section 16 of the 1940 Act. The current Trustees, including Mr. Holland, are listed in the table below. The same individuals serve as the Trustees of the Board of Trustees of each Trust.

The Trusts do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office during the continued lifetime of the Trust or until he earlier dies, retires, resigns or is removed from office, or if sooner, until the election and qualification of his successor.

The following table presents certain information about the Trustees, including their ages, their principal occupations during the past five years, the number of CGM Funds they oversee, and certain other directorships they hold.


An asterisk in the table that follows identifies those Trustees who are "interested persons" (as defined in the 1940 Act) of the Funds. Each Trustee noted as an interested person is interested by virtue of that individual's position with CGM, as described in the table below. Unless otherwise noted below, the address of each interested trustee is One International Place, Boston, Massachusetts 02110. Correspondence intended for the Trustees who are not "interested persons" of the Trust may be sent to c/o Capital Growth Management, One International Place, Boston, Massachusetts 02110.


                                                                                                                 NUMBER OF
                                                                                                                 FUNDS IN
                                                                                                                 THE CGM
                                                                                                                 FUNDS
                                       POSITION HELD AND      PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND       COMPLEX
NAME AND AGE                           LENGTH OF TIME SERVED  OTHER DIRECTORSHIPS HELD                           OVERSEEN
INTERESTED TRUSTEES
G. Kenneth Heebner;* age 63            Trustee since 1993     Employee, CGM; Part Owner, Kenbob, Inc. (general        4
                                                              partner of CGM)

Robert L. Kemp;* age 72                Trustee since 1990     Employee, CGM; Part Owner, Kenbob, Inc. (general        4
                                                              partner of CGM)

DISINTERESTED TRUSTEES
Peter O. Brown; age 64                 Trustee since 1993     Counsel (formerly, Partner), Harter, Secrest &          4
                                                              Emery LLP (law firm); Trustee, TT International
                                                              U.S.A. Master and Feeder Trusts (four mutual
                                                              funds)

Mark W. Holland; age 54                Trustee since 2004     President, Wellesley Financial Advisors, LLC;           4
                                                              formerly Vice President and Chief Operating
                                                              Officer, Fixed Income Management, Loomis, Sayles
                                                              & Company, L.P. (investment management);
                                                              formerly Director, Loomis, Sayles & Company, L.P.

Laurens MacLure; age 79                Trustee since 1990     Retired; formerly President and Chief Executive         4
                                                              Officer, New England Deaconess Hospital;
                                                              formerly Trustee, New England Zenith Fund;
                                                              formerly Director, Massachusetts Blue Cross/Blue
                                                              Shield

James Van Dyke Quereau, Jr.;           Trustee since 1993     Managing Partner and Director, Stratton                 4
age 55                                                        Management Company (investment management);
                                                              Director and Vice President, Semper Trust Co.

J. Baur Whittlesey; age 58             Trustee since 1990     Member, Ledgewood Law Firm, P.C.                        4

Trustees Committees and Meetings. Each Trust has a Trustees Committee consisting of all of the disinterested Trustees of such Trust. The responsibilities of each Trustees Committee are to: (1) perform the specific tasks assigned to disinterested Trustees pursuant to the 1940 Act, including annual consideration of the investment advisory contracts with respect to each of the Funds; (2) oversee the audit process for the Funds and otherwise perform the functions of an audit committee, (3) review on a periodic basis the governance structures and procedures of the Trusts, (4) review proposed resolutions of conflicts of interest that may arise in the business of the Trusts, and may have an impact on the shareholders; and (5) provide general oversight of the Trusts on behalf of shareholders. Each Trustees Committee met six times during the fiscal year ended December 31, 2003. The Boards of Trustees met five times during the fiscal year ended December 31, 2003. Each member of the Trustees Committees and Boards of Trustees attended all of the meetings held during this period.

The Trusts do not have separate nominating committees. Given the relatively small size of the Board of Trustees of each Trust and the infrequent elections of Trustees, each Board of Trustees believes that it as a whole can effectively serve the function of considering potential trustee nominees from time to time as needed. Thus, each of the Trustees participates in the consideration of potential trustee nominees.

General Nominating Policies, Procedures and Processes. The Board of Trustees of each Trust as a whole is responsible for identifying, evaluating and recommending nominees for trustee. While the Boards of Trustees do not have a formal process or charter for identifying and evaluating Trustee candidates, in identifying and evaluating nominees for Trustee, the Boards of Trustees seek to ensure:

1. That each Board of Trustees possesses the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

2. That each Board of Trustees is comprised collectively of Trustees who are knowledgeable, disciplined thinkers capable of addressing critical issues to reach satisfactory solutions and logical conclusions on behalf of shareholders and in the best interests of each Trust.

The Boards of Trustees believe it appropriate that at least one of its members meets the criteria for an "audit committee financial expert" as defined by Securities and Exchange Commission rules. The Boards of Trustees also believe it appropriate for key members of management to serve as Trustees.

The Boards of Trustees consider each nominee on a case-by-case basis regardless of who suggests consideration of the nominee to determine whether the proposed candidate possesses qualifications for election and is otherwise suitable for further consideration. Each Trustee nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. Further, in reviewing the qualifications of each candidate to determine if his or her election would further the goals described above, each Board of Trustees may take into account all factors it considers appropriate, which may include the following specifications:

1. High standards of integrity, commitment, independent thought and judgment, and freedom from any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a Trustee.

2. Capacity to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties as a Trustee, including attendance at meetings and advance review of all materials.

3. Ability to discuss major issues and reach reasonable conclusions with respect to issues of importance to the Funds. While being collegial, the candidate should have the ability to be direct and to disagree on important issues.

Process for Shareholder Trustee Nominees. The Boards of Trustees do not have a formal policy for considering any trustee candidates recommended by Fund shareholders. Because of the relatively small size of the Boards of Trustees and the historically small turnover of Trustees, the Boards of Trustees address the need to retain members and fill vacancies after discussion among current members. Accordingly, each Board of Trustees has determined that such a policy is not appropriate at this time.

Shareholder Communications with Boards of Trustees. Shareholders of the Funds may communicate with the Boards of Trustees (or individual Trustees serving on the Boards of Trustees) by sending written communications, addressed to any Trustee or to the applicable Board of Trustees as a group, to CGM Funds,
Attention: Trustees, c/o The CGM Funds Investor Services Division, 222 Berkeley Street, Suite 1013, Boston, Massachusetts 02116, who will ensure that this communication (assuming it is properly marked care of the applicable Board of Trustees or care of a specific Trustee) is delivered to the applicable Board of Trustees or the specified Trustee, as the case may be.

Trustee Indemnification. The By-Laws of each Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such action was in the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Trustee Share Ownership. The following table shows the Trustees' beneficial share ownership in the Funds as of August 31, 2004.


                                                                                                          AGGREGATE DOLLAR
                                                                                                          RANGE OF EQUITY
                                                                                                         SECURITIES IN ALL
                        DOLLAR RANGE OF                                                                  FUNDS IN THE CGM
                       EQUITY SECURITIES     DOLLAR RANGE OF     DOLLAR RANGE OF      DOLLAR RANGE OF      FUNDS COMPLEX
                         IN CGM CAPITAL     EQUITY SECURITIES   EQUITY SECURITIES    EQUITY SECURITIES    OVERSEEN BY THE
   NAME OF TRUSTEE      DEVELOPMENT FUND   IN CGM MUTUAL FUND   IN CGM REALTY FUND   IN CGM FOCUS FUND        TRUSTEES

INTERESTED TRUSTEES
G. Kenneth Heebner     $50,001 - $100,000   $10,001 - $50,000     Over $100,000        Over $100,000       Over $100,000

Robert L. Kemp           Over $100,000        Over $100,000       Over $100,000        Over $100,000       Over $100,000

DISINTERESTED TRUSTEES
Peter O. Brown                none                none            Over $100,000     $50,001 - $100,000     Over $100,000

Mark W. Holland               none                none                 none                none                 none

Laurens MacLure        $50,001 - $100,000     Over $100,000            none          $10,001 - $50,000     Over $100,000

James Van Dyke                none                none                 none                none                 none
Quereau, Jr.

J. Baur Whittlesey       Over $100,000     $50,001 - $100,000          none                none            Over $100,000

As of August 31, 2004, the Trustees and officers of the Trusts owned beneficially (i) less than 1% of the outstanding shares of CGM Capital Development Fund, CGM Mutual Fund and CGM Focus Fund; and (ii) 3.5% of the outstanding shares of CGM Realty Fund.

Trustee Compensation


Each Trust pays no compensation to the Trustees listed above who are interested persons of the Funds. Trustees receive no pension or retirement benefits paid by the Funds. Since January 1, 2004, (i) each Trustee has been compensated by the Funds at an annual rate of $50,000, and (ii) the Funds have agreed to pay Mr. Quereau, as chairman of the audit committee functions of the Trustees Committees of each Board, an annual aggregate fee of $30,000 in addition to Mr. Quereau's compensation for service as a Trustee or Trustees Committees member of each Trust.

The following table sets forth the compensation paid by the Funds to their Trustees for the year ended December 31, 2003:

                                                         AGGREGATE      PENSION OR
                                                       COMPENSATION     RETIREMENT
                                                         FROM CGM        BENEFITS        ESTIMATED
                                        AGGREGATE         CAPITAL       ACCRUED AS         ANNUAL              COMPENSATION
                                      COMPENSATION      DEVELOPMENT    PART OF FUND    BENEFITS UPON     FROM THE TRUSTS AND FUND
NAME OF TRUSTEE                      FROM CGM TRUST        FUND          EXPENSES        RETIREMENT    COMPLEX PAID TO TRUSTEES (a)
INTERESTED TRUSTEES
G. Kenneth Heebner                       None              None            None             None                   None
Robert L. Kemp                           None              None            None             None                   None

DISINTERESTED TRUSTEES **
Peter O. Brown                         $28,727            $8,273           None             None                 $37,000
Robert B. Kittredge (b)                $28,727            $8,273           None             None                 $37,000
Laurens MacLure                        $28,727            $8,273           None             None                 $37,000
James Van Dyke Quereau, Jr.            $28,727            $8,273           None             None                 $37,000
J. Baur Whittlesey                     $28,727            $8,273           None             None                 $37,000


** Mark W. Holland is not included in the compensation table above because he was elected a Trustee of each Trust on
   April 29, 2004 and therefore did not receive any compensation for the year ended December 31, 2003.

(a) The Fund Complex is comprised of two Trusts with a total of four funds.

(b) Mr. Kittredge passed away in January 2004.

                                 REQUIRED VOTE

Each Trust votes separately on the election of Mark W. Holland as Trustee, and, within each Trust, shareholders vote together as a single class. Within each Trust, the election of Mr. Holland will require approval by a plurality of the shares of the Trust that are present at the Meetings, in person or by proxy, and voting on this Item. Shareholders of CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund will vote together, but separately from the shareholders of CGM Capital Development Fund.

THE BOARDS OF TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH TRUST VOTE FOR THE ELECTION OF MARK W. HOLLAND AS TRUSTEE OF EACH TRUST.


ITEM 2. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDMENT TO EACH DECLARATION OF TRUST.


The Funds are either organized as a Massachusetts business trust (CGM Capital Development Fund) or as series of a Massachusetts business trust (CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund). Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. The Funds currently operate under two such declarations of trust: the Capital Development Fund Declaration of Trust governs CGM Capital Development Fund, and the CGM Trust Declaration of Trust governs CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund.

At the Meetings, you will be asked to approve (a) if you hold shares of CGM Capital Development Fund, an amendment to the Capital Development Fund Declaration of Trust, and (b) if you hold shares of CGM Mutual Fund, CGM Realty Fund or CGM Focus Fund, an amendment to the CGM Trust Declaration of Trust (together, the "Amendments"). If approved, the Amendments would change the liability provisions set forth in Article VII of each Declaration of Trust. In particular, the Amendments would amend the Declarations of Trust to provide that the appointment, designation or identification of a Trustee as a member or chairperson of a committee or sub-committee of the Trustees or any function of such a committee or sub-committee, an expert on any topic or in any area (including an audit committee financial expert), or the lead or head independent Trustee, or any other special appointment, designation or identification of a Trustee, will not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification (provided that this limitation shall not apply to duties expressly imposed pursuant to the By-Laws of the Trusts, a charter of a committee or sub-committee of the Boards of Trustees or by a vote of the Boards of Trustees). Each Amendment is attached to this Proxy Statement as Appendix A with respect to CGM Trust and Appendix B with respect to CGM Capital Development Fund.

The Amendments are intended to make it clear that each Trustee has the same duties and responsibilities to the Trusts and their shareholders regardless of whether some of the Trustees agree to serve in additional roles on the Boards or committees of the Boards or are found to have particular skills, experience or expertise. Recent statutes and regulations have required, and may in the future require, the Boards to appoint one or more Trustees to special roles on the Boards or their committees or to identify one or more Trustees as having special skills, experience or expertise. In particular, the Amendments are intended to make the Declarations of Trust consistent with SEC regulations providing that the designation or identification of a Trustee as an "audit committee financial expert" pursuant to SEC public reporting requirements under the Sarbanes-Oxley Act of 2002 does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on that Trustee as a member of the Board of Trustees or other committee of the Board in the absence of such designation or identification. In January 2004, each Board determined that Mr. Quereau qualified as an "audit committee financial expert" for purposes of various disclosures required under these public reporting requirements.

Each Board believes it is very important to make it clear that appointment to serve in an additional role on the Boards or their committees or designation as having particular skills, experience or expertise should not subject a Trustee to greater potential liabilities than other Trustees that are not so appointed or designated. Otherwise, a Trustee might be reluctant to accept such an appointment or designation. Further, there would be the possibility of divisions and conflicts of interest among the Trustees if some of them were thought to be more liable than others in relation to particular actions of the Boards or other matters.

The Amendments are not intended to reduce or diminish the responsibility of the Trustees to the Trusts and their shareholders. Rather, the Amendments are intended to preserve the principle that each of the Trustees has equal responsibilities to the Trusts and their shareholders. To clarify the applicable standard of care and permit each Trust to continue to attract Trustee candidates of the highest caliber, each Board of Trustees approved the Amendment to the relevant Declaration of Trust and authorized the submission of the proposed Amendment to the Trust's shareholders for their consideration at the Meetings. The Trustees find that each Amendment is in the best interest of shareholders of the applicable Trust and unanimously recommend that you approve it.

                                 REQUIRED VOTE

Each Trust votes separately on this Item 2. Approval of the Amendment requires the affirmative vote of a majority of the shares of each Trust outstanding on the Record Date entitled to vote, in person or by proxy, on this Item.

If the Amendments are not approved, the Declarations of Trust will remain in effect without Amendment.

THE BOARDS OF TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO EACH DECLARATION OF TRUST.

ITEM 3. TO VOTE ON NEW ADVISORY AGREEMENTS.


CGM is the registered investment adviser that serves as investment adviser to CGM Capital Development Fund, CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund under advisory agreements which became effective on December 13, 1996, December 13, 1996, August 30, 1996 and September 2, 1997, respectively. The current advisory agreements for the Funds are referred to in this Proxy Statement as the "Existing Advisory Agreements." The Existing Advisory Agreements for each of CGM Capital Development Fund and CGM Mutual Fund were approved by the shareholders of each such Fund in connection with an increase in the advisory fee rates for these Funds at a special meeting held on December 12, 1996. The Existing Advisory Agreements for CGM Realty Fund and CGM Focus Fund were approved by the initial shareholder of each such Fund on April 28, 1994 and July 24, 1997, respectively, in connection with the launch of those Funds. CGM currently also acts as investment adviser of one other mutual fund portfolio, and provides investment advice to other institutional clients.


CGM is a Massachusetts limited partnership organized pursuant to a limited partnership agreement dated December 6, 1989. The partnership agreement was amended and restated by the Second Amended and Restated Limited Partnership Agreement dated June 23, 1993 (referred to as the "Amended Partnership Agreement"). CGM's sole general partner is Kenbob, Inc., a Massachusetts corporation ("Kenbob"), which currently holds a 48.8% general partnership interest in CGM. Kenbob is solely responsible for the management of CGM. CDC IXIS Asset Management North America, L.P., currently holds a limited partnership interest in CGM of 50%. Two additional employees of CGM, who are neither officers nor Trustees of the Funds, hold limited partnership interests in CGM of 1.2% in the aggregate. Under the terms of the Amended Partnership Agreement, the limited partners have no power with respect to the operations of CGM and no right to remove or replace the general partner of CGM.

The share capital of Kenbob is composed of two classes of shares: Common Shares that are the voting shares of Kenbob (the "Common Shares") and Class A Shares that afford shareholders an economic interest in Kenbob without any voting rights (the "Class A Shares"). The Common Shares of Kenbob are owned entirely by Robert L. Kemp, the President of Kenbob, and G. Kenneth Heebner, the Chairman and Treasurer of Kenbob, in equal shares, such that Mr. Kemp and Mr. Heebner each holds 50% of the 2,000 outstanding Common Shares. In addition, Mr. Kemp and Mr. Heebner currently own 2,600 and 15,400, respectively, of the 18,000 authorized and outstanding Class A Shares. The address of each of Mr. Kemp and Mr. Heebner is Kenbob, Inc., One International Place, Boston, Massachusetts 02110. Kenbob has no other function than to serve as general partner of CGM and possesses no other assets than its partnership interest in CGM.


For estate planning and other personal purposes, Mr. Kemp proposes to transfer 100% of his Common Shares in Kenbob to Mr. Heebner effective as of December 31, 2004 (the "Transfer"). Following the Transfer, (i) Mr. Kemp will own approximately 14% of the outstanding Class A Shares; and (ii) Mr. Heebner will own approximately 86% of the outstanding Class A Shares and 100% of the outstanding Common Shares. The Transfer is not expected to result in a change in the personnel, operations or financial condition of CGM or in any changes in the investment approaches or styles of CGM with respect to the Funds. However, as a result of the Transfer, Mr. Heebner will acquire sole voting control of Kenbob, the general partner of CGM.


As required by the 1940 Act, each of the Existing Advisory Agreements between the Funds and CGM provides for its automatic termination upon its assignment. The 1940 Act defines "assignment" to include any direct or indirect transfer of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. There is a presumption under the 1940 Act that ownership of 25% or more of the voting securities of a company constitutes control. As the Transfer involves the transfer of Mr. Kemp's "voting securities", which represent 50% of all of the outstanding Common Shares of Kenbob, which controls CGM, the Transfer would be presumed to constitute a "change in control" of CGM under the 1940 Act and have the effect of terminating the Existing Advisory Agreements. Accordingly, Item 3 asks shareholders to approve a new advisory agreement with respect to each Fund (such new advisory agreements being referred to in this Proxy Statement as the "Proposed Advisory Agreements" and, together with each Existing Advisory Agreements, the "Advisory Agreements"). Each of the Proposed Advisory Agreements will become effective, if approved by shareholders of the respective Fund, immediately following the Transfer. Each of the Proposed Advisory Agreements is identical to the corresponding Existing Advisory Agreement (with the exception of the dates of effectiveness) and the Proposed Advisory Agreements would not change the terms or conditions upon which CGM serves as investment adviser of the Funds. The form of Proposed Advisory Agreement for each of CGM Mutual Fund, CGM Realty Fund, CGM Focus Fund and CGM Capital Development Fund is attached hereto as Appendix C, Appendix D, Appendix E and Appendix F, respectively.

DESCRIPTION OF THE ADVISORY AGREEMENTS

The following discussion of the Proposed Advisory Agreements is qualified in its entirety by reference to text of the Proposed Advisory Agreements as set forth in Appendix C, Appendix D, Appendix E and Appendix F. The Proposed Advisory Agreements are identical to the Existing Advisory Agreements in all respects (except the dates of effectiveness).

The Advisory Agreements provide that CGM shall manage the investment and reinvestment of the assets of each Fund and generally administer its affairs, subject to supervision of the Boards of Trustees of the Trusts. The Advisory Agreements also provide that CGM shall furnish to the Funds or pay the expenses of the Funds for the following with respect to each Fund:

(a) office space, facilities and equipment;

(b) necessary executive and other personnel for managing the affairs of the Fund (exclusive of registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing, registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semi-annual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses); and

(c) compensation of Trustees of the Trust who are partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies).

Under the Advisory Agreements, each Fund is obligated to pay all its expenses other than those paid by CGM as set forth above, including taxes and charges for auditing and legal services, fees of the custodian and transfer agent, expenses of shareholder and Trustees meetings, registration, filing and other fees in connection with requirements of regulatory authorities, and the printing and mailing of reports to shareholders.

The following is a summary of the annual rate of compensation payable to CGM by each Fund.

                                  CONTRACTUAL ANNUAL RATES OF
FUND                              COMPENSATION TO CGM (BASED ON EACH
                                  FUND'S AVERAGE DAILY NET ASSETS)

CGM Mutual Fund                   0.90% on the first $500 million;
                                  0.80% of the next $500 million; and
                                  0.75% of such value in excess of $1 billion.

CGM Realty Fund                   0.85% on the first $500 million; and
                                  0.75% on such value in excess of $500 million.

CGM Focus Fund                    1.00% on the first $500 million;
                                  0.95% of the next $500 million; and
                                  0.90% of such value in excess of $1 billion.

CGM Capital Development Fund      1.00% of the first $500 million;
                                  0.95% of the next $500 million; and
                                  0.80% of such value in excess of $1 billion

The following table is a summary of the advisory fees paid to CGM by each of the Funds for the fiscal year ended December 31, 2003.

FUND                                        2003 ADVISORY FEES

CGM Mutual Fund                             $3,255,088 (a)

CGM Realty Fund                             $3,888,854

CGM Focus Fund                              $4,814,634

CGM Capital Development Fund                $2,917,477


(a) This amount reflects the fact that from July 1, 2003 to June 30, 2004, CGM voluntarily waived a portion of its management fee, lowering the annual rate to 0.72% of CGM Mutual Fund's average daily net assets. This waiver was discontinued on June 30, 2004, at which time the fees for CGM Mutual Fund started to accrue at the rates indicated in the table above. For the fiscal year ended December 31, 2003, the advisory fee that would have been payable to CGM for services rendered to CGM Mutual Fund absent the voluntary fee waiver amounted to $3,644,174.


Certain office space, facilities, equipment and administrative services for each Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial recordkeeping and related clerical services for which it is entitled to be reimbursed by each Fund based on the cost of providing these services. For these services rendered to each CGM Mutual Fund, CGM Realty Fund, CGM Focus Fund and CGM Capital Development for the 2003 fiscal year, CGM was reimbursed in the amounts of $72,000, $67,000, $71,325 and $48,000, respectively. These services will continue to be furnished by CGM to each Fund after the Proposed Advisory Agreements are approved by the shareholders.

Each of the Proposed Advisory Agreements provides that it will continue in effect for an initial term to run until June 1, 2006, and thereafter from year to year so long as its continuance is approved at least annually (i) by the Trustees of the Fund or by a vote of a "majority of the outstanding voting securities" of the Fund, and (ii) by vote of a majority of the independent trustees of the applicable Trust, cast in person at a meeting called for that purpose. Any amendment to a Proposed Advisory Agreement must be approved by a vote of a "majority of the outstanding voting securities" of the Fund and by vote of a majority of the independent trustees of the Trusts cast in person at a meeting called for the purpose of voting on such approval. Each of the Proposed Advisory Agreements may be terminated without penalty by vote of the Board of Trustees of the applicable Trust or by a vote of a "majority of the outstanding voting securities" of the Fund on sixty days' written notice to CGM or by CGM on ninety days' written notice to the Fund, and will terminate automatically if assigned.

The Proposed Advisory Agreements provide that CGM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Proposed Advisory Agreements provide that, upon termination by either party or upon violation of any provision by a Trust, the Trust will, at the request of CGM made within sixty days after CGM has knowledge of such termination or violation, change its name so as to eliminate all reference to "Capital Growth Management" or "CGM."

On April 29, 2004, a majority of the Trustees of each Trust, including a majority of the independent trustees, approved the continuance of the Existing Advisory Agreements until May 1, 2005.

The initial term of the Proposed Advisory Agreements will run until June 1, 2006, and thereafter the continuance of the Proposed Advisory Agreements will be considered by the Trustees Committees and the Boards of Trustees on an annual basis.

THE EFFECT OF ITEM 3 IS THAT THE FUNDS WOULD CONTINUE TO OPERATE, FOLLOWING THE TRANSFER, UNDER INVESTMENT MANAGEMENT ARRANGEMENTS IDENTICAL TO THOSE THAT ARE IN EFFECT IMMEDIATELY PRIOR TO THE TRANSFER. ITEM 3 IS NOT EXPECTED TO RESULT IN ANY CHANGE IN CGM OR IN THE PERSONNEL PROVIDING ADVISORY SERVICES TO THE FUNDS OR IN THE FEES PAYABLE BY THE FUNDS TO CGM UNDER THE ADVISORY AGREEMENTS.

REVIEW PROCESS OF TRUSTEES


Prior to voting on April 29, 2004 to continue the Existing Advisory Agreements, the Boards of Trustees and the Trustees Committees considered the Existing Advisory Agreements in detail at meetings that the Trustees Committees had on March 25, 2004 and April 29, 2004, and a meeting of the Board of Trustees on April 29, 2004. Based on this review of the Existing Advisory Agreements, the Boards of Trustees have determined that the Proposed Advisory Agreements, which are identical to the corresponding Existing Advisory Agreements (with the exception of the dates of effectiveness), should be submitted to shareholders for approval and recommend that the shareholders approve the Proposed Advisory Agreements. While the Trustees Committees and the Boards of Trustees have not yet formally approved the Proposed Advisory Agreements for purposes of the 1940 Act, the Trustees Committees and the Boards of Trustees will consider the Proposed Advisory Agreements prior to the Meetings and the Proposed Advisory Agreements will be considered at the Meetings only if they have been approved by a majority of the members of the Trustees Committees and the Boards of Trustees and will not be entered into absent both such approval and approval by the shareholders. Prior to the time the Proposed Advisory Agreements are considered, more current relevant information will be provided to, and reviewed by, the Trustees' Committees and the Boards of Trustees.

As part of their review of the Existing Advisory Agreements, the Boards of Trustees and the Trustees Committees considered the nature, quality and scope of the investment advisory and administrative services provided by CGM to the Funds, the performance of the Funds and the costs of the services provided by CGM and the profits to be realized by CGM from the relationship with the Funds. During the review process, the Boards of Trustees and the Trustees Committees consulted with Trusts' legal counsel, Bingham McCutchen LLP, which also serves as counsel to the independent Trustees of each Trust.

In reviewing the Existing Advisory Agreements, the Boards of Trustees and the Trustees Committees also considered the following: the experience of CGM and its personnel; the short-term and long-term performance of each Fund relative to the performance of other funds with comparable objectives and policies as well as relative to standardized indices; the fees charged by other managers of mutual funds with comparable objectives and policies for comparable services and the total expense ratios of such funds; the fees charged by CGM with respect to other mutual funds managed by CGM with similar investment objectives to any of the Funds; the profitability of CGM's relationship with the Funds; CGM's consistent record of compliance with federal securities laws and other information relating to CGM, its advisory personnel and its investment processes.

The Boards of Trustees and the Trustees Committees were satisfied with the quality of CGM's advisory and administrative services and noted with approval the caliber of the CGM employees who worked on the Funds.

The Boards of Trustees and Trustees Committees analyzed the levels of advisory fees borne by the Funds and compared them with those of other mutual funds having similar investment objectives. The Boards of Trustees and Trustees Committees noted that the advisory fees for CGM Capital Development Fund and CGM Mutual Fund were above the median advisory fees paid by comparable mutual funds included in the same Lipper category and that the advisory fees for CGM Realty Fund and CGM Focus Fund matched the median fees of comparable mutual funds included in the same Lipper category. Lipper, a Reuters company, is a global leader in supplying mutual fund information, analytical tools, and commentary, and classifies funds into proprietary categories. The Boards of Trustees and the Trustees Committees concluded that the advisory fee for each Fund was reasonable given (i) the strong long-term performance of the Fund,
(ii) the distinctive investment approach of CGM, (iii) the personal attention dedicated to each Fund by G. Kenneth Heebner, an investment professional with over 35 years of investment management experience and a national reputation, and (iv) CGM's excellent record for compliance with securities laws and regulations.

The Boards of Trustees and Trustees Committees compared the advisory fees borne by CGM Adviser Targeted Equity Fund, another mutual fund managed by CGM and classified by Lipper as a Multi-Cap Core fund, with the advisory fees borne by CGM Capital Development Fund, classified by Lipper as a Mid-Cap Core fund and the only Fund with a growth company objective similar to that of CGM Adviser Targeted Equity Fund. The Trustees noted that these two funds are in two different Lipper classifications and that funds classified as Multi-Cap Core funds have generally lower advisory fees than Mid-Cap Core funds. Further, CGM Advisor Targeted Equity Fund focuses on large capitalization companies and will not invest in small capitalization companies, while CGM Capital Development Fund invests in many small capitalization companies. The Trustees noted that the advisory fees for mutual funds that invest in smaller capitalization companies tend to be higher than those of mutual funds that invest only in larger capitalization companies. This reflects, among other things, the additional expense and effort involved in identifying, analyzing and monitoring smaller capitalization companies. Therefore, the Boards of Trustees and Trustees Committees found that the advisory fees borne by CGM Capital Development Fund were reasonable, even in light of the lower advisory fees borne by CGM Adviser Targeted Equity Fund.

The Boards of Trustees and the Trustees Committees reviewed the levels of total expenses borne by the Funds and compared them with those of other mutual funds. The Boards of Trustees and the Trustees Committees noted that the overall expense ratios of the Funds were near or below the median expense ratios of other mutual funds included in the respective Lipper categories and concluded that the overall expenses of the Funds were reasonable. The Boards of Trustees and the Trustees Committees reviewed the information supplied by CGM concerning its profits in relation to the Funds and did not find these profits to be excessive.

The Boards of Trustees and the Trustees Committees reviewed the performance of each Fund and compared each Fund's performance with market indices, the performance of comparable mutual funds and with the performance of other accounts managed by CGM for its clients. In considering the Funds' performance, the Boards of Trustees and the Trustees Committees took note of the difficult market climate in recent years and recent levels of subscriptions for, and redemptions of, Fund shares. The Boards of Trustees and the Trustees Committees noted the favorable performance of all Funds for the year ended December 31, 2003 and the strong performance of CGM Focus Fund and CGM Realty Fund over the 3-year and 5-year periods. The Boards of Trustees and the Trustees Committees also noted that all Funds outperformed the S&P 500 Index for both the year ended December 31, 2003 and the 5-year period ended December 31, 2003. While the Boards of Trustees and the Trustees Committees noted that there has been and will continue to be some years in which some or all of the Funds under-perform comparative mutual funds or their benchmarks, the Boards of Trustees and the Trustees Committees agreed that the long-term results justify continued confidence in CGM.

The Boards of Trustees and the Trustees Committees reviewed the brokerage expenses of the Funds and CGM's use of soft dollar arrangements. The Boards of Trustees and the Trustees Committees considered the level of brokerage charges, the products and services obtained by CGM with soft dollars, and the percentage of total commissions allocated to soft dollars. The Boards of Trustees and the Trustees Committees reviewed the compliance and controls procedures which had been implemented by CGM.


Based upon their review and after considering the factors noted above, the Boards of Trustees and the Trustees Committees concluded that the Existing Advisory Agreements (which are identical to the corresponding Proposed Advisory Agreements with the exception of the dates of effectiveness) were reasonable, fair and in the best interests of the Funds and their shareholders. The Boards of Trustees and the Trustees Committees also concluded that the fees provided in the Existing Advisory Agreements (which are identical to the corresponding Proposed Advisory Agreements with the exception of the dates of effectiveness) were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

                                 REQUIRED VOTE

Shareholders of each Fund, voting separately, will consider Item 3. For each Fund, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of that Fund present at the Meetings or represented by proxy if holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of that Fund, is required to approve the Proposed Advisory Agreement for that Fund. If approved by shareholders, the Proposed Advisory Agreements will become effective immediately following the Transfer. If shareholders do not approve this proposal, the Existing Advisory Agreements will remain in effect unless and until the Transfer occurs and each Board of Trustees will meet to consider the appropriate actions to take in the best interests of the Funds and shareholders.

THE BOARDS OF TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE PROPOSED ADVISORY AGREEMENTS.

OTHER INVESTMENT COMPANY PORTFOLIOS ADVISED BY CGM

In addition to serving as investment adviser to the Funds, CGM serves as investment adviser to the fund listed in the following table that also includes total assets of such fund at August 31, 2004 and the current rate of CGM's compensation.

                                            CONTRACTUAL ANNUAL RATES OF
                      TOTAL NET ASSETS AS   COMPENSATION TO CGM (BASED ON
FUND                  OF AUGUST 31, 2004    THE FUND'S AVERAGE DAILY NET ASSETS)

CGM Adviser Targeted   $696,380,935.03      0.75% of the first $200 million;
Equity Fund (1)                             0.70% of the next $300 million;
                                            0.65% of the next $1.5 billion; and
                                            0.60% of such value in excess of
                                            $1.5 billion

(1) CGM has agreed to pay CDC IXIS for certain shareholder services provided to CGM Adviser Targeted Equity Fund.

CGM also provides investment advisory services to other institutional clients as well as certain private investment accounts.

ITEM 4. TO VOTE ON AN AMENDMENT TO CGM FOCUS FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON INDUSTRY CONCENTRATION.

The Board of Trustees of CGM Trust has approved and recommends the adoption by shareholders of CGM Focus Fund of an amendment to that Fund's investment restriction on industry concentration. This restriction is a fundamental restriction, which means it may be changed only upon shareholder approval.

Currently, one of CGM Focus Fund's fundamental investment restrictions prohibits CGM Focus Fund from investing more than 25% of the market value of its total assets in the securities of one or more issuers with their principal business activities in the same industry (the "Existing Industry Concentration Limit"). If this Item 4 is approved by shareholders, this restriction would instead be revised as set forth below (the "Proposed Industry Concentration Limit"):

      "The Fund may not purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided (a) that there is no limit with respect to investments in the securities issued by the U.S. Government, its agencies and instrumentalities, and (b) that if at the time of any purchase of securities by the Fund, the aggregate market capitalization of the companies comprising the Energy sector of the Standard & Poor's 500 Index (the "S&P 500 Index") or any successor sector as determined by the Board of Trustees represents 9% or more of the aggregate market capitalization of the companies included in the S&P 500 Index or any successor index as determined by the Board of Trustees, both (i) the Fund may invest up to 35% of the market value of its total assets at the time of such purchase in the securities of one or more issuers having their principal business activities in the crude petroleum and natural gas industry or any successor industry classification as reasonably determined by the Board of Trustees; and (ii) the Fund may invest up to an additional 35% of the market value of its total assets at the time of such purchase in the securities of one or more issuers having their principal business activities in the petroleum refining industry or any successor industry classification as reasonably determined by the Board of Trustees."

The S&P 500 Index is an index made up of 500 companies whose common stock is widely held and that measures the general performance of the public U.S. equity markets.

CGM, as investment advisor to CGM Focus Fund, recommended to the Board of Trustees of CGM Trust that CGM Focus Fund adopt the Proposed Industry Concentration Limit in place of the Existing Industry Concentration Limit. CGM believes that in the future the oil and gas sector may significantly outperform other sectors of the economy due to, among other things, possible increases in the price of oil, interruptions of oil supplies, and limitations on the world's petroleum resources. CGM might seek to take advantage of any such opportunity by allocating a significant portion of CGM Focus Fund's portfolio to investments in companies in the crude petroleum and natural gas industry and the petroleum refining industry. CGM believes that this strategy would be consistent with CGM Focus Fund's general investment policy, as stated in its prospectus, of focusing on equity investments in a smaller number of companies and/or in a more limited number of sectors than diversified mutual funds.

Under the Existing Industry Concentration Limit, CGM Focus Fund could invest up to 25% of the market value of its total assets at the time of purchase in securities of issuers in any one industry, including each of (a) the crude petroleum and natural gas industry and (b) the petroleum refining industry. Under the Proposed Industry Concentration Limit, CGM Focus Fund would be permitted to invest up to 35% of the market value of its total assets at the time of purchase in securities of issuers in each of these two industries, for a maximum of 70% of the market value of the total assets of CGM Focus Fund in both of these two industries, if at the time of investment the aggregate market capitalization of the companies comprising the Energy sector of the S&P 500 Index represents 9% or more of the aggregate market capitalization of the companies included in the S&P 500 Index. If the Energy sector represents 9% or more of the aggregate market capitalization of the companies included in the S&P 500 Index and then subsequently falls below this 9% threshold, CGM Focus Fund would not be required to sell or otherwise dispose of investments in the crude petroleum and natural gas industry or the petroleum refining industry even if they exceed 25% of the market value of its total assets. However, in these circumstances CGM Focus Fund would not make further investments in these industry sectors that exceed 25% of its total assets unless and until the Energy sector again represents 9% or more of the aggregate market capitalization of the companies included in the S&P 500 Index. Thus, if the Proposed Industry Concentration Limit is adopted, the combined CGM Focus Fund investment in the crude petroleum and natural gas industry and the petroleum refining industry could total up to 70% of the market value of the total assets of CGM Focus Fund.


Under the Proposed Industry Concentration Limit, at any time when the aggregate market capitalization of the companies comprising the Energy sector of the S&P 500 Index represents less than 9% of the aggregate market capitalization of the companies included in the S&P 500 Index, the 25% concentration limit would apply. Thus, CGM Focus Fund would be able to purchase securities in excess of the 25% concentration limit only at such times as the aggregate market capitalization of the companies comprising the Energy sector of the S&P 500 Index represents 9% or more of the aggregate market capitalization of the companies included in the S&P 500 Index. (As of September 20, 2004, the aggregate market capitalization of the Energy sector within the S&P 500 Index represented 7.29% of the aggregate market capitalization of the S&P 500 Index.) This condition for purchasing securities in excess of the 25% concentration limit is designed to assure that CGM Focus Fund purchases securities in excess of the 25% concentration limit for either or both the crude petroleum and natural gas and the petroleum refining industries only at times when there has been a significant increase in the market capitalization of the companies comprising the Energy sector of the S&P 500 Index relative to other sectors in the S&P 500 Index. In addition, this condition limits the extent to which CGM Focus Fund may overweight investments in the crude petroleum and natural gas and the petroleum refining industries.


The Proposed Industry Concentration Limit would not permit CGM Focus Fund to exceed the 25% concentration limit in any industry other than each of the crude petroleum and natural gas and the petroleum refining industries. This reflects CGM's view that the crude petroleum and natural gas and the petroleum refining industries may provide unique opportunities for CGM Focus Fund.


The crude petroleum and natural gas and the petroleum refining industries can be significantly affected by (a) fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations; and (b) the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events, and economic conditions. If the amendment to CGM Focus Fund's investment restriction on industry concentration is approved, CGM Focus Fund might invest up to 70% of its assets in these two industries, and if this were the case, CGM Focus Fund's performance would be very closely linked to the performance of these industries. Thus, poor performance of companies in these industries could have a significant adverse effect on CGM Focus Fund.

There is no assurance that if the Proposed Industry Concentration Limit is adopted CGM Focus Fund will ever purchase securities in excess of the 25% concentration limit in the crude petroleum and natural gas and the petroleum refining industries or make or retain any investments in these industries. As investment advisor to CGM Focus Fund, CGM will determine whether to invest assets of the Fund in these industries in accordance with the investment strategy and approach outlined in the Fund's prospectus. As of September 20, 2004, investments in these two industries aggregated 24.4% of the market value of the total assets of CGM Focus Fund.


The Board of Trustees of the CGM Trust has accepted CGM's recommendation that CGM Focus Fund adopt the Proposed Industry Concentration Limit. The Board has concluded that the Proposed Industry Concentration Limit is consistent with the overall investment strategy of CGM Focus Fund outlined in its prospectus and will afford CGM Focus Fund additional flexibility with which to better implement this strategy.

                                 REQUIRED VOTE

Only CGM Focus Fund shareholders vote on this Item 4. The affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of CGM Focus Fund present at the Meetings or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of CGM Focus Fund, is required to approve the Proposed Industry Concentration Limit. If CGM Focus Fund shareholders do not approve this proposal, the Existing Industry Concentration Limit will remain in effect without amendment.

THE BOARD OF TRUSTEES OF CGM TRUST UNANIMOUSLY RECOMMENDS THAT CGM FOCUS FUND SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO CGM FOCUS FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON INDUSTRY CONCENTRATION.

                                      ***

                                  ACCOUNTANTS

PricewaterhouseCoopers LLP served as the auditor for each Fund for the fiscal year ended December 31, 2003. Representatives from PricewaterhouseCoopers LLP are not expected to attend the Meetings. Each Board of Trustees has appointed PricewaterhouseCoopers LLP as independent accountants for each Fund for the fiscal year ending December 31, 2004.

AUDIT FEES

For the fiscal years ended December 31, 2002 and December 31, 2003, the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of each Fund's annual financial statements and the issue of reports on each Fund's system of internal control and procedures for inclusion in the shareholders annual report were as follows:

FUNDS                                   2002 AUDIT FEES         2003 AUDIT FEES
-----                                   ---------------         ---------------

CGM Capital Development Fund            $26,750                 $26,750

CGM Mutual Fund                         $26,750                 $26,750

CGM Realty Fund                         $26,750                 $26,750

CGM Focus Fund                          $26,750                 $26,750


TAX FEES

The aggregate fees billed by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2002 and December 31, 2003 for professional services rendered for tax compliance, tax advice and tax planning were as set forth in the table below. These fees were paid to PricewaterhouseCoopers LLP for their review of the Funds' 2002 and 2003 federal income and excise tax returns and review of excise tax distribution requirements.

FUNDS                                   2002 TAX FEES           2003 TAX FEES
-----                                   -------------           -------------

CGM Capital Development Fund            $3,500                  $3,500

CGM Mutual Fund                         $3,500                  $3,500

CGM Realty Fund                         $12,750                 $3,750

CGM Focus Fund                          $3,750                  $3,750

NO OTHER FEES OF THE FUNDS, CGM AND AFFILIATES OF CGM

Other than the fees set forth under "Audit Fees" and "Tax Fees" above, PricewaterhouseCoopers LLP did not provide to, or bill the Funds for, any other services during the fiscal years ended December 31, 2002 and December 31, 2003.

PricewaterhouseCoopers LLP did not provide to, or bill CGM or any entity controlling, controlled by, or under common control with CGM that provides ongoing services to the Funds for, non-audit services during the fiscal years ended December 31, 2002 and December 31, 2003.

TRUSTEES COMMITTEES PRE-APPROVAL POLICES AND PROCEDURES


The Trustees Committees are required to pre-approve all audit services, tax services and permitted non-audit services provided by PricewaterhouseCoopers LLP or any other independent public accountant engaged by the Trusts. The Trustees Committees must also pre-approve any engagement of PricewaterhouseCoopers LLP to provide non-audit services to (a) CGM, and (b) any entity controlling, controlled by, or under common control with CGM that provides ongoing services to the Trusts if the engagement relates directly to the operations and financial reporting of the Trusts.


All of the audit and tax services described above were pre-approved by the Trustees Committees to the extent required by applicable law (i.e., without reliance upon the limited exceptions from the pre-approval requirement set forth in the applicable SEC regulations).

BOARDS DETERMINATIONS

The Boards of Trustees have determined that the provision by PricewaterhouseCoopers LLP of non-audit tax related services to the Funds, as outlined under "Tax Fees" above, is compatible with maintaining
PricewaterhouseCoopers LLP's independence in accordance with Independence Standards Board Standard No. 1.

                               FUNDS INFORMATION

This section provides certain information about the Funds, including information about the number of outstanding shares of each Fund, information about the Funds' officers and the identity of shareholders holding 5% or more of the outstanding shares of any class of any Fund.

SHARES OUTSTANDING

As of September 20, 2004, the following number of shares of each Fund was outstanding:


                                                                    TOTAL
              FUND                                           SHARES OUTSTANDING

        CGM Mutual Fund                                        19,476,676.994
        CGM Realty Fund                                        24,043,681.115
        CGM Focus Fund                                         26,336,402.453
        CGM Capital Development Fund                           14,708,160.649


Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held).

OFFICERS OF THE FUNDS

The following table presents certain information about the officers of the Funds, their ages, their principal occupations during the past five years and the number of CGM Funds they oversee.

All officers set forth in the table below are "interested persons" (as defined in the 1940 Act) of the Funds by virtue of that individual's position with CGM, as described in the table below. All the officers identified in the table below hold the offices identified for both the Trusts and each of the Funds.

Unless otherwise noted below, the address of each officer is One International Place, Boston, Massachusetts 02110.

                          POSITION HELD AND      PRINCIPAL OCCUPATION DURING
NAME, ADDRESS AND AGE     LENGTH OF TIME SERVED  PAST 5 YEARS

G. Kenneth Heebner;       Vice President since   Employee, CGM; Part Owner,
age 63                    1990                   Kenbob, Inc. (general partner
                                                 of CGM)

Robert L. Kemp;           President since 1990   Employee, CGM; Part Owner,
age 72                                           Kenbob, Inc. (general partner
                                                 of CGM)

Kathleen S. Haughton;     Vice President since   Employee - Investor Services
age 44                    1992 and Anti-Money    Division, CGM
Address: 222 Berkeley     Laundering
Street, Boston,           Compliance Officer
Massachusetts 02116       since 2002


Leslie A. Lake;           Vice President and     Employee - Office
age 59                    Secretary since 1992   Administrator, CGM

Martha I. Maguire;        Vice President since   Employee - Funds Marketing,
age 48                    1994                   CGM

Mary L. Stone;            Assistant Vice         Employee - Portfolio
age 59                    President since 1990   Transactions, CGM


Jem A. Hudgins;           Treasurer since 2004   Employee -  Treasurer, CGM;
age 41                                           formerly Vice President -
                                                 Tax and Treasury, AEW Capital
                                                 Management L.P.


W. Dugal Thomas;          Vice President since   Employee - Director of
age 67                    1992                   Marketing, CGM

David C. Fietze;          Chief Compliance       Employee - Legal Counsel,
age 35                    Officer since          CGM (1); formerly Counsel,
Address: 222 Berkeley     2004 (1)               Bartlett Hackett Feinberg, P.C.
Street, Boston,                                  (law firm), formerly Counsel
Massachusetts 02116                              McLane, Graf, Raulerson &
                                                 Middleton (law firm)

(1) Mr. Fietze assumed the position of Chief Compliance Officer in June 2004.


The officers will hold their respective office until they resign, are terminated or their respective successor is elected or qualified.


INTERESTS OF CERTAIN PERSONS


As of September 20, 2004, to the best of knowledge of the Trusts, the following shareholders beneficially owned more than 5% of the outstanding shares of the following Funds. The address of each Fund that is listed below is c/o The CGM Funds Investor Services Division, 222 Berkeley Street, Suite 1013, Boston, Massachusetts 02116.

                                                    NUMBER OF      PERCENTAGE OF
NAME OF                                             OUTSTANDING    OUTSTANDING
BENEFICIAL OWNERS       FUND                        SHARES OWNED   SHARES OWNED
--------------------------------------------------------------------------------

None                   CGM Mutual Fund                      --           --

Charles Schwab & Co.   CGM Realty Fund           3,556,059.464       14.79%
Pershing LLC                                     1,688,998.905        7.02%
National Investor                                1,310,005.679        5.45%

Charles Schwab & Co.   CGM Focus Fund            3,566,840.262       13.54%
Pershing LLC                                     2,775,848.817       10.54%
National Investor                                2,241,966.345        8.51%

None                  CGM Capital Development
                        Fund                                --           --


                            SUBMISSION OF PROPOSALS


CGM Capital Development Fund is an open-end management investment company organized as a Massachusetts business trust and each of CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund is a series of CGM Trust, an open-end management investment company organized as a Massachusetts business trust. As such, they are not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholders' meetings must be received by the Funds a reasonable time before the proxy solicitation is made in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

                             ADDITIONAL INFORMATION

The only business that management intends to present or knows that others will present at the Meetings is the business mentioned in the Notice of Concurrent Special Meetings of Shareholders. However, with respect to any additional matters that properly come before the Meetings and all matters incidental to the conduct of the Meetings, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters, unless previously instructed to the contrary by means of written instructions from a shareholder received by the Secretary of the respective Trust.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                                   CGM TRUST
                                CGM Mutual Fund
                                CGM Realty Fund
                                 CGM Focus Fund

                          CGM CAPITAL DEVELOPMENT FUND


September 27, 2004

                                                                     APPENDIX A

                                   CGM TRUST
   AMENDMENT NO. 3 TO AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

         This AMENDMENT NO. 3 dated as of _________ ____, 2004 (this "Amendment") is made by the Trustees that have executed this Amendment below, amending the Amended and Restated Agreement and Declaration of Trust dated as of January 23, 1997 of CGM Trust (the "Trust"), as amended by Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust dated as of June 16, 1997 and as further amended by Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust dated as of June 27, 2002 (as amended, the "Agreement"). Capitalized terms used without definition in this Amendment have the meanings specified thereof in the Agreement.

         WHEREAS, Article VIII, Section 8 of the Agreement provides that the Agreement may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of a majority of the Shares of the Trust entitled to vote;

         WHEREAS, the Trustees desire to amend the Agreement as described in
Article VIII, Section 8 thereof to revise Article VII, Section 2; and


         WHEREAS, the Trustees have been authorized to enter into this Amendment by vote of a majority of the Shares of the Trust entitled to vote taken at a Special Meeting held on November 19, 2004.


         NOW, THEREFORE, the undersigned, being a majority of the Trustees of the Trust do hereby agree as follows:

         1. The first paragraph of Article VII, Section 2 of the Agreement is hereby amended to add the following to the end thereof:

         Without limiting the foregoing, the appointment, designation or identification of any Trustee as (a) a member or chairperson of a committee or sub-committee of the Trustees or any function of such a committee or sub-committee, (b) an expert on any topic or in any area (including an audit committee financial expert), (c) the lead or head independent Trustee, or any other special appointment, designation or identification of a Trustee (any of the foregoing referred to in (a), (b), or (c), a "Special Appointment"), shall not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the Special Appointment (except that the foregoing limitation shall not apply to duties expressly imposed pursuant to the By-Laws, a charter of a committee or sub-committee of the Board of Trustees or a vote of the Board of Trustees), and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no Special Appointment of a Trustee shall affect in any way that Trustee's rights or entitlement to indemnification under Article 4 of the By-Laws or otherwise by the Trust.

         2. This Amendment may be executed in several counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument notwithstanding all of the parties have not signed the original or the same counterpart.

           [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, we have hereunto set our hands for ourselves and for our successors and assigns as of the date first above written.

--------------------------------------       ----------------------------------
Peter O. Brown, as Trustee and not           Laurens MacLure, as Trustee and not
individually                                 individually

--------------------------------------       ----------------------------------
G. Kenneth Heebner, as Trustee and not       James Van Dyke Quereau, Jr.,
individually                                 as Trustee and not individually

--------------------------------------       ----------------------------------
Mark W. Holland, as Trustee and not          J. Baur Whittlesey, as Trustee and
individually                                 not individually


--------------------------------------
Robert L. Kemp, as Trustee and not
individually

                                                                     APPENDIX B

                          CGM CAPITAL DEVELOPMENT FUND
   AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

         This AMENDMENT NO. 1 dated as of _________ ____, 2004 (this "Amendment") is made by the Trustees that have executed the Amendment below, amending the Amended and Restated Agreement and Declaration of Trust dated as of January 23, 1997 (the "Agreement") of CGM Capital Development Fund (the "Trust"). Capitalized terms used without definition in this Amendment have the meanings specified thereof in the Agreement.

         WHEREAS, Article VIII, Section 8 of the Agreement provides that the Agreement may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of a majority of the Shares of the Trust entitled to vote;

         WHEREAS, the Trustees desire to amend the Agreement as described in
Article VIII, Section 8 thereof to revise Article VII, Section 2; and


         WHEREAS, the Trustees have been authorized to enter into this Amendment by vote of a majority of the Shares of the Trust entitled to vote taken at a Special Meeting held on November 19, 2004.


         NOW, THEREFORE, the undersigned, being a majority of the Trustees of the Trust do hereby agree as follows:

         1. The first paragraph of Article VII, Section 2 of the Agreement is hereby amended to add the following to the end thereof:

         Without limiting the foregoing, the appointment, designation or identification of any Trustee as (a) a member or chairperson of a committee or sub-committee of the Trustees or any function of such a committee or sub-committee, (b) an expert on any topic or in any area (including an audit committee financial expert), (c) the lead or head independent Trustee, or any other special appointment, designation or identification of a Trustee (any of the foregoing referred to in (a), (b), or (c), a "Special Appointment"), shall not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the Special Appointment (except that the foregoing limitation shall not apply to duties expressly imposed pursuant to the By-Laws, a charter of a committee or sub-committee of the Board of Trustees or a vote of the Board of Trustees), and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no Special Appointment of a Trustee shall affect in any way that Trustee's rights or entitlement to indemnification under Article 4 of the By-Laws or otherwise by the Trust.

         2. This Amendment may be executed in several counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument notwithstanding all of the parties have not signed the original or the same counterpart.

           [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, we have hereunto set our hands for ourselves and for our successors and assigns as of the date first above written.

--------------------------------------       ----------------------------------
Peter O. Brown, as Trustee and not           Laurens MacLure, as Trustee and not
individually                                 individually

--------------------------------------       ----------------------------------
G. Kenneth Heebner, as Trustee and not       James Van Dyke Quereau, Jr.,
individually                                 as Trustee and not individually

--------------------------------------       ----------------------------------
Mark W. Holland, as Trustee and not          J. Baur Whittlesey, as Trustee and
individually                                 not individually


--------------------------------------
Robert L. Kemp, as Trustee and not
individually

                                                                     APPENDIX C

                                    FORM OF
                               ADVISORY AGREEMENT


         AGREEMENT made this ____ day of ____________, 2004 by and between CGM TRUST, a Massachusetts business trust (the "Trust"), with respect to its CGM MUTUAL FUND series (the "Series"), and CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP, a Massachusetts partnership (the "Adviser").

                                  WITNESSETH:

         WHEREAS, the Trust and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser will perform certain services for the Series;

         NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the Trust and the Adviser agree as follows:

         1. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Series and to perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser hereby accepts such employment and agrees, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         2. In carrying out its obligations to manage the investment and reinvestment of the assets belonging to the Series, the Adviser shall:

                  (a) obtain and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series, investment objective and policies;

                  (b) take such steps as are necessary to implement the investment policies of the Series by purchase and sale of securities, including the placing of orders for such purchase and sale; and

                  (c) regularly report to the Board of Trustees with respect to the implementation of the investment policies of the Series.

         3. All activities in connection with the management of the affairs of the Series undertaken by the Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees, any duly constituted committee thereof or any officer of the Trust acting pursuant to like authority.

         4. In addition to performing at its expense the obligations set forth in section 2 hereof, the Adviser shall furnish to the Trust at the Adviser's own expense or pay the expenses of the Trust for the following:

                  (a) office space in such place or places as may be agreed upon from time to time, and all necessary office supplies, facilities and equipment;

                  (b) necessary executive and other personnel for managing the affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the bank selected to perform such services and exclusive of any managerial functions described in section 5); and

                  (c) compensation, if any, of Trustees of the Trust who are directors, officers, partners or employees of the Adviser or any affiliated person (other than a registered investment company) of the Adviser.

         5. Nothing in section 4 hereof shall require the Adviser to bear, or to reimburse the Trust for:

                  (a) any of the costs of printing and distributing the items referred to in subsection (m) of this section 5, except as otherwise provided in any agreement between the Trust and its principal underwriter in effect from time to time relating to distribution of shares of the Series;

                  (b) compensation of Trustees of the Trust who are not directors, officers, partners or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser;

                  (c) registration, filing and other fees in connection with requirements of regulatory authorities;

                  (d) the charges and expenses of the Custodian appointed by the Trust for custodial services;

                  (e) charges and expenses of independent accountants retained by the Trust;

                  (f) charges and expenses of any transfer agents, paying agents, plan agents and registrars appointed by the Trust;

                  (g) brokers, commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

                  (h) taxes and fees payable by the Trust to Federal, State or other governmental agencies;

                  (i) the cost of certificates representing shares of the Series;

                  (j) expenses of meetings of shareholders and Trustees of the Trust;

                  (k) charges and expenses of legal counsel retained by the Trust;

                  (l) interest, including interest on borrowings by the Trust;

                  (m) the cost of services, including services of counsel, required in connection with the preparation of the Trust's registration statements and prospectuses with respect to shares of the Series, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders of the Trust or regulatory authorities, to the extent that any such materials relate to the Series or to the shareholders thereof; and

                  (n) the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses with respect to the Series.

         6. The services of the Adviser to the Trust hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

         7. As full compensation for all services rendered, facilities furnished and expenses borne by the Adviser hereunder, the Trust shall pay the Adviser compensation at the annual percentage rates of the corresponding levels of the Series' average daily net assets set forth in the following chart:



              Annual                          Average Daily
          Percentage Rate                Net Asset Value Levels
          ---------------                ----------------------
              0.90%                  of the first $500,000,000;
              0.80%                  of the next $500,000,000; and
              0.75%                  of such assets in excess of $1,000,000,000.

Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Trust may from time to time determine and specify in writing to the Adviser. The Adviser hereby acknowledges that the Trust's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

         8. If the total of all ordinary business expenses of the Series or the Trust as a whole (including investment advisory fees but excluding taxes portfolio brokerage commissions and interest) for any fiscal year exceeds the lowest applicable percentage of average net assets limitation prescribed by any state in which shares of the Series are qualified for sale, the total fee otherwise due the Adviser for such fiscal year pursuant to section 7 hereof shall be reduced by the amount of such excess belonging to the Series, and, if, after giving effect to such reduction, the total of all ordinary business expenses continues to exceed any such applicable limitation, the Adviser shall pay any such continuing excess belonging to the Series; provided, however, that the Adviser will not reduce its fees nor pay any such expenses to an extent or under circumstances which would result in the inability of the Series to qualify as a regulated investment company under the Internal Revenue Code. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Trust shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Trust or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Trust or the Series, as the case may be.

         9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Trust may be a partner, shareholder, director, officer, employee or agent of, or be otherwise interested in, the Adviser, any affiliated person of the Adviser, any organization in which the Adviser may have an interest or any organization which may have an interest in the Adviser; that the Adviser, any such affiliated person or any such organization may have an interest in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Partnership Agreement of the Adviser, respectively, or by specific provisions of applicable law.

         10. The Adviser consents to the use by the Trust of the names "CGM Trust" and "CGM Mutual Fund," or other names embodying the words "Capital Growth Management" or "CGM" in such forms as the Adviser shall in writing approve, but only on condition that so long as this Agreement shall remain in force the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust at any time or in any place for any purposes or under any conditions except as in this paragraph provided.

         Upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Trust, it will, at the request of the Adviser made within sixty days after the Adviser has knowledge of such termination or violation, change its name so as to eliminate all reference to "Capital Growth Management" or "CGM" and will not thereafter transact any business in a name containing "Capital Growth Management" or "CGM" in any form or combination whatsoever, or designate itself as the same business trust as or successor to a business trust of such name, or otherwise use the name "Capital Growth Management" or "CGM" or any other reference to the Adviser. Such covenants on the part of the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

         11. This Agreement shall become effective as of the date of its execution, and

                  (a) unless otherwise terminated, after June 1, 2006 this Agreement shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval;

                  (b) this Agreement may at any time be terminated on sixty days written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

                  (c) this Agreement shall automatically terminate in the event of its assignment;

                  (d) this Agreement may be terminated by the Adviser on ninety days written notice to the Trust.

         Termination of this Agreement pursuant to this section 11 shall be without payment of any penalty.

         12. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Trust shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

         13. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Trust's Agreement and Declaration of Trust.

         14. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust, to any shareholder of the Trust or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

           [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                        CGM TRUST on behalf of its CGM
                                        MUTUAL FUND series


                                        By:
                                            -----------------------------------
                                            G. Kenneth Heebner, Vice President



                                        CAPITAL GROWTH MANAGEMENT
                                        LIMITED PARTNERSHIP


                                        By:
                                            -----------------------------------
                                            Robert L. Kemp, President,
                                            Kenbob, Inc., General Partner


        A copy of the Agreement and Declaration of Trust establishing CGM Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Series on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                     APPENDIX D

                                    FORM OF
                     ADVISORY AGREEMENT FOR CGM REALTY FUND

         AGREEMENT made this ___ day of _________, 2004 by and between CGM TRUST, a Massachusetts business trust (the "Trust"), with respect to its CGM REALTY FUND (the "Series"), and CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP, a Massachusetts partnership (the "Adviser").

                                  WITNESSETH:

         WHEREAS, the Trust and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser will perform certain services for the Series;

         NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the Trust and the Adviser agree as follows:

         1. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Series and to perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser hereby accepts such employment and agrees, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         2. In carrying out its obligations to manage the investment and reinvestment of the assets belonging to the Series, the Adviser shall:

                  (a) obtain and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series, investment objective and policies;

                  (b) take such steps as are necessary to implement the investment policies of the Series by purchase and sale of securities, including the placing of orders for such purchase and sale; and

                  (c) regularly report to the Board of Trustees with respect to the implementation of the investment policies of the Series.

         3. All activities in connection with the management of the affairs of the Series undertaken by the Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees, any duly constituted committee thereof or any officer of the Trust acting pursuant to like authority.

         4. In addition to performing at its expense the obligations set forth in section 2 hereof, the Adviser shall furnish to the Trust at the Adviser's own expense or pay the expenses of the Trust for the following:

                  (a) office space in such place or places as may be agreed upon from time to time, and all necessary office supplies, facilities and equipment;

                  (b) necessary executive and other personnel for managing the affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the bank selected to perform such services and exclusive of any managerial functions described in section 5); and

                  (c) compensation, if any, of Trustees of the Trust who are directors, officers, partners or employees of the Adviser or any affiliated person (other than a registered investment company) of the Adviser.

         5. Nothing in section 4 hereof shall require the Adviser to bear, or to reimburse the Trust for:

                  (a) any of the costs of printing and distributing the items referred to in subsection (m) of this section 5, except as otherwise provided in any agreement between the Trust and its principal underwriter in effect from time to time relating to distribution of shares of the Series;

                  (b) compensation of Trustees of the Trust who are not directors, officers, partners or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser;

                  (c) registration, filing and other fees in connection with requirements of regulatory authorities;

                  (d) the charges and expenses of the Custodian appointed by the Trust for custodial services;

                  (e) charges and expenses of independent accountants retained by the Trust;

                  (f) charges and expenses of any transfer agents, paying agents, plan agents and registrars appointed by the Trust;

                  (g) brokers, commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

                  (h) taxes and fees payable by the Trust to Federal, State or other governmental agencies;

                  (i) the cost of certificates representing shares of the Series;

                  (j) expenses of meetings of shareholders and Trustees of the Trust;

                  (k) charges and expenses of legal counsel retained by the Trust;

                  (1) interest, including interest on borrowings by the Trust;

                  (m) the cost of services, including services of counsel, required in connection with the preparation of the Trust's registration statements and prospectuses with respect to shares of the Series, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders of the Trust or regulatory authorities, to the extent that any such materials relate to the Series or to the shareholders thereof; and

                  (n) the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses with respect to the Series.

         6. The services of the Adviser to the Trust hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

         7. As full compensation for all services rendered, facilities furnished and expenses borne by the Adviser hereunder, the Trust shall pay the Adviser compensation at the annual percentage rates of the corresponding levels of the Series' average daily net assets set forth in the following chart:



             Annual                         Average Daily
         Percentage Rate                Net Asset Value Levels
         ---------------                ----------------------
              0.85%                   of the first $500,000,000;
              0.75%                   of such assets in excess of $500,000,000.

Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Trust may from time to time determine and specify in writing to the Adviser. The Adviser hereby acknowledges that the Trust's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

         8. If the total of all ordinary business expenses of the Series or the Trust as a whole (including investment advisory fees but excluding taxes, portfolio brokerage commissions and interest) for any fiscal year exceeds the lowest applicable percentage of average net assets limitation prescribed by any state in which shares of the Series are qualified for sale, the total fee otherwise due the Adviser for such fiscal year pursuant to section 7 hereof shall be reduced by the amount of such excess belonging to the Series, and, if, after giving effect to such reduction, the total of all ordinary business expenses continues to exceed any such applicable limitation, the Adviser shall pay any such continuing excess belonging to the Series; provided, however, that the Adviser will not reduce its fees nor pay any such expenses to an extent or under circumstances which would result in the inability of the Series to qualify as a regulated investment company under the Internal Revenue Code. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Trust shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Trust or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Trust or the Series, as the case may be.

         9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Trust may be a partner, shareholder, director, officer, employee or agent of, or be otherwise interested in, the Adviser, any affiliated person of the Adviser, any organization in which the Adviser may have an interest or any organization which may have an interest in the Adviser; that the Adviser, any such affiliated person or any such organization may have an interest in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Partnership Agreement of the Adviser, respectively, or by specific provisions of applicable law.

         10. The Adviser consents to the use by the Trust of the names "CGM Trust" and "CGM Realty Fund," or other names embodying the words "Capital Growth Management" or "CGM" in such forms as the Adviser shall in writing approve, but only on condition that so long as this Agreement shall remain in force the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust at any time or in any place for any purposes or under any conditions except as in this paragraph provided.

         Upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Trust, it will, at the request of the Adviser made within sixty days after the Adviser has knowledge of such termination or violation, change its name so as to eliminate all reference to "Capital Growth Management" or "CGM" and will not thereafter transact any business in a name containing "Capital Growth Management" or "CGM" in any form or combination whatsoever, or designate itself as the same business trust as or successor to a business trust of such name, or otherwise use the name "Capital Growth Management" or "CGM" or any other reference to the Adviser. Such covenants on the part of the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

         11. This Agreement shall become effective as of the date of its execution, and

                  (a) unless otherwise terminated, after June 1, 2006 this Agreement shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval;

                  (b) this Agreement may at any time be terminated on sixty days written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

                  (c) this Agreement shall automatically terminate in the event of its assignment;

                  (d) this Agreement may be terminated by the Adviser on ninety days written notice to the Trust.

         Termination of this Agreement pursuant to this section 11 shall be without payment of any penalty.

         12. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Trust shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

         13. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Trust's Agreement and Declaration of Trust.

         14. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust, to any shareholder of the Trust or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

           [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



                                        CGM TRUST on behalf of its CGM REALTY
                                        FUND series


                                        By:
                                            -----------------------------------
                                            G. Kenneth Heebner, Vice President


                                        CAPITAL GROWTH MANAGEMENT LIMITED
                                        PARTNERSHIP

                                        By:
                                            -----------------------------------
                                            Robert L. Kemp, President,
                                            Kenbob, Inc., General Partner


        A copy of the Agreement and Declaration of Trust establishing CGM Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Series on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                     APPENDIX E

                                    FORM OF
                               ADVISORY AGREEMENT

         AGREEMENT made this ___ day of ___________, 2004 by and between CGM TRUST, a Massachusetts business trust (the "Trust"), with respect to its CGM FOCUS FUND series (the "Series"), and CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP, a Massachusetts partnership (the "Adviser").

                                  WITNESSETH:

         WHEREAS, the Trust and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser will perform certain services for the Series;

         NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the Trust and the Adviser agree as follows:

         1. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Series and to perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser hereby accepts such employment and agrees, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         2. In carrying out its obligations to manage the investment and reinvestment of the assets belonging to the Series, the Adviser shall:

                  (a) obtain and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the investment objective and policies of the Series;

                  (b) take such steps as are necessary to implement the investment policies of the Series by purchase and sale of securities, including the placing of orders for such purchase and sale; and

                  (c) regularly report to the Board of Trustees with respect to the implementation of the investment policies of the Series.

         3. All activities in connection with the management of the affairs of the Series undertaken by the Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees, any duly constituted committee thereof or any officer of the Trust acting pursuant to like authority.

         4. In addition to performing at its expense the obligations set forth in section 2 hereof, the Adviser shall furnish to the Trust at the Adviser's own expense or pay the expenses of the Trust for the following:

                  (a) office space in such place or places as may be agreed upon from time to time, and all necessary office supplies, facilities and equipment;

                  (b) necessary executive and other personnel for managing the affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the bank selected to perform such services and exclusive of any managerial functions described in section 5); and

                  (c) compensation, if any, of Trustees of the Trust who are directors, officers, partners or employees of the Adviser or any affiliated person (other than a registered investment company) of the Adviser.

         5. Nothing in section 4 hereof shall require the Adviser to bear, or to reimburse the Trust for:

                  (a) any of the costs of printing and distributing the items referred to in subsection (m) of this section 5, except as otherwise provided in any agreement between the Trust and its principal underwriter in effect from time to time relating to distribution of shares of the Series;

                  (b) compensation of Trustees of the Trust who are not directors, officers, partners or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser;

                  (c) registration, filing and other fees in connection with requirements of regulatory authorities;

                  (d) the charges and expenses of the custodian appointed by the Trust for custodial services;

                  (e) charges and expenses of independent accountants retained by the Trust;

                  (f) charges and expenses of any transfer agents, paying agents, plan agents and registrars appointed by the Trust;

                  (g) brokers, commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

                  (h) taxes and fees payable by the Trust to Federal, State or other governmental agencies;

                  (i) the cost of certificates representing shares of the Series;

                  (j) expenses of meetings of shareholders and Trustees of the Trust;

                  (k) charges and expenses of legal counsel retained by the Trust;

                  (l) interest, including interest on borrowings by the Trust;

                  (m) the cost of services, including services of counsel, required in connection with the preparation of the Trust's registration statements and prospectuses with respect to shares of the Series, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders of the Trust or regulatory authorities, to the extent that any such materials relate to the Series or to the shareholders thereof; and

                  (n) the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses with respect to the Series.

         6. The services of the Adviser to the Trust hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

         7. As full compensation for all services rendered, facilities furnished and expenses borne by the Adviser hereunder, the Trust shall pay the Adviser compensation at the annual percentage rates of the corresponding levels of the Series' average daily net assets set forth in the following chart:



                Annual                         Average Daily
            Percentage Rate               Net Asset Value Levels
            ---------------               ----------------------
                1.00%                of the first $500,000,000;
                0.95%                of the next $500,000,000; and
                0.90%                of such assets in excess of $1,000,000,000.

Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Trust may from time to time determine and specify in writing to the Adviser. The Adviser hereby acknowledges that the Trust's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

         8. It is understood that any of the shareholders, trustees, officers, employees and agents of the Trust may be a partner, shareholder, director, officer, employee or agent of, or be otherwise interested in, the Adviser, any affiliated person of the Adviser, any organization in which the Adviser may have an interest of any organization which may have an interest in the Adviser; that the Adviser, any such affiliated person or any such organization may have an interest in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust, as amended or restated, of the Trust and the partnership agreement of the Adviser, respectively, or by specific provisions of applicable law.

         9. The Adviser consents to the use by the Trust of the names "CGM Trust" and "CGM Focus Fund," or other names embodying the words "Capital Growth Management" or "CGM" in such forms as the Adviser shall in writing approve, but only on condition that so long as this Agreement shall remain in force the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust at any time or in any place for any purposes or under any conditions except as in this paragraph provided.

         Upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Trust, the Trust will, at the request of the Adviser made within sixty days after the Adviser has knowledge of such termination or violation, change its name so as to eliminate all reference to "Capital Growth Management" or "CGM" and will not thereafter transact any business in a name containing "Capital Growth Management" or "CGM" in any form or combination whatsoever, or designate itself as the same business trust as or successor to a business trust of such name, or otherwise use the name "Capital Growth Management" or "CGM" or any other reference to the Adviser. Such covenants on the part of the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

         10. This Agreement shall become effective as of the date of its execution, and

                  (a) unless otherwise terminated, after June 1, 2006 this Agreement shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the Trust Who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval;

                  (b) this Agreement may at any time be terminated on sixty days written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

                  (c) this Agreement shall automatically terminate in the event of its assignment;

                  (d) this Agreement may be terminated by the Adviser on ninety days written notice to the Trust.

         Termination of this Agreement pursuant to this section 10 shall be without payment of any penalty.

         11. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Trust shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

         12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Trust's Agreement and Declaration of Trust.

         13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust, to any shareholder of the Trust or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

           [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                        CGM TRUST on behalf of its CGM FOCUS
                                        FUND series

                                        By:
                                            -----------------------------------
                                            G. Kenneth Heebner, Vice President


                                        CAPITAL GROWTH MANAGEMENT LIMITED
                                        PARTNERSHIP


                                        By:
                                            -----------------------------------
                                            Robert L. Kemp, President,
                                            Kenbob, Inc., General Partner



         A copy of the Amended and Restated Agreement and Declaration of Trust, as amended, of CGM Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Series on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                     APPENDIX F

                                    FORM OF
                               ADVISORY AGREEMENT


         AGREEMENT made this __ day of ____________, 2004 by and between CGM CAPITAL DEVELOPMENT FUND, a Massachusetts business trust (the "Fund"), and CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP, a Massachusetts partnership (the "Adviser").

                                  WITNESSETH:

         WHEREAS, the Fund and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser will perform certain services for the Fund;

         NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the Fund and the Adviser agree as follows:

         1. The Fund hereby employs the Adviser to manage the investment and reinvestment of the assets of the Original Series of the Fund (the "Series") and to perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Fund. The Adviser hereby accepts such employment and agrees, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         2. In carrying out its obligations to manage the investment and reinvestment of the assets belonging to the Series, the Adviser shall:

                  (a) obtain and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series, investment objective and policies;

                  (b) take such steps as are necessary to implement the investment policies of the Series by purchase and sale of securities, including the placing of orders for such purchase and sale; and

                  (c) regularly report to the Board of Trustees with respect to the implementation of the investment policies of the Series.

         3. All activities in connection with the management of the affairs of the Series undertaken by the Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

         4. In addition to performing at its expense the obligations set forth in section 2 hereof, the Adviser shall furnish to the Fund at the Adviser's own expense or pay the expenses of the Fund for the following:

                  (a) office space in such place or places as may be agreed upon from time to time, and all necessary office supplies, facilities and equipment;

                  (b) necessary executive and other personnel for managing the affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the bank selected to perform such services and exclusive of any managerial functions described in section 5); and

                  (c) compensation, if any, of Trustees of the Fund who are directors, officers, partners or employees of the Adviser or any affiliated person (other than a registered investment company) of the Adviser.

         5. Nothing in section 4 hereof shall require the Adviser to bear, or to reimburse the Fund for:

                  (a) any of the costs of printing and distributing the items referred to in subsection (m) of this section 5, except as otherwise provided in any agreement between the Fund and its principal underwriter in effect from time to time relating to distribution of shares of the Series;

                  (b) compensation of Trustees of the Fund who are not directors, officers, partners or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser;

                  (c) registration, filing and other fees in connection with requirements of regulatory authorities;

                  (d) the charges and expenses of the Custodian appointed by the Fund for custodial services;

                  (e) charges and expenses of independent accountants retained by the Fund;

                  (f) charges and expenses of any transfer agents, paying agents, plan agents and registrars appointed by the Fund;

                  (g) brokers, commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

                  (h) taxes and fees payable by the Fund to Federal, State or other governmental agencies;

                  (i) the cost of certificates representing shares of the Series;

                  (j) expenses of meetings of shareholders and Trustees of the Fund;

                  (k) charges and expenses of legal counsel retained by the Fund;

                  (l) interest, including interest on borrowings by the Fund;

                  (m) the cost of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses with respect to shares of the Series, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or to the shareholders thereof; and

                  (n) the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses with respect to the Series.

         6. The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

         7. As full compensation for all services rendered, facilities furnished and expenses borne by the Adviser hereunder, the Fund shall pay the Adviser compensation at the annual percentage rates of the corresponding levels of the Series' average daily net assets set forth in the following chart:

              Annual                          Average Daily
          Percentage Rate                Net Asset Value Levels
          ---------------                ----------------------
              1.00%                  of the first $500,000,000;
              0.95%                  of the next $500,000,000; and
              0.80%                  of such assets in excess of $1,000,000,000.

Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Adviser. The Adviser hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

         8. If the total of all ordinary business expenses of the Series or the Fund as a whole (including investment advisory fees but excluding taxes portfolio brokerage commissions and interest) for any fiscal year exceeds the lowest applicable percentage of average net assets limitation prescribed by any state in which shares of the Series are qualified for sale, the total fee otherwise due the Adviser for such fiscal year pursuant to section 7 hereof shall be reduced by the amount of such excess belonging to the Series, and, if, after giving effect to such reduction, the total of all ordinary business expenses continues to exceed any such applicable limitation, the Adviser shall pay any such continuing excess belonging to the Series; provided, however, that the Adviser will not reduce its fees nor pay any such expenses to an extent or under circumstances which would result in the inability of the Series to qualify as a regulated investment company under the Internal Revenue Code. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Series, as the case may be.

         9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Fund may be a partner, shareholder, director, officer, employee or agent of, or be otherwise interested in, the Adviser, any affiliated person of the Adviser, any organization in which the Adviser may have an interest or any organization which may have an interest in the Adviser; that the Adviser, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund and the Partnership Agreement of the Adviser, respectively, or by specific provisions of applicable law.

         10. The Adviser consents to the use by the Fund of the name "CGM Capital Development Fund," or other names embodying the words "Capital Growth Management" or "CGM" in such forms as the Adviser shall in writing approve, but only on condition that so long as this Agreement shall remain in force the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Fund at any time or in any place for any purposes or under any conditions except as in this paragraph provided.

         Upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, it will, at the request of the Adviser made within sixty days after the Adviser has knowledge of such termination or violation, change its name so as to eliminate all reference to "Capital Growth Management" or "CGM" and will not thereafter transact any business in a name containing "Capital Growth Management" or "CGM" in any form or combination whatsoever, or designate itself as the same business trust as or successor to a business trust of such name, or otherwise use the name "Capital Growth Management" or "CGM" or any other reference to the Adviser. Such covenants on the part of the Fund shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

         11. This Agreement shall become effective as of the date of its execution, and

                  (a) unless otherwise terminated, after June 1, 2006 this Agreement shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval;

                  (b) this Agreement may at any time be terminated on sixty days written notice to the Adviser either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

                  (c) this Agreement shall automatically terminate in the event of its assignment;

                  (d) this Agreement may be terminated by the Adviser on ninety days written notice to the Fund.

         Termination of this Agreement pursuant to this section 11 shall be without payment of any penalty.

         12. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

         13. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust.

         14. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

           [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                        CGM CAPITAL DEVELOPMENT FUND


                                        By:
                                            -----------------------------------
                                            G. Kenneth Heebner, Vice President



                                        CAPITAL GROWTH MANAGEMENT LIMITED
                                        PARTNERSHIP


                                        By:
                                            -----------------------------------
                                            Robert L. Kemp, President,
                                            Kenbob, Inc., General Partner



         A copy of the Agreement and Declaration of Trust establishing CGM Capital Development Fund is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Series on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

CGM TRUST
     CGM MUTUAL FUND
     CGM REALTY FUND
     CGM FOCUS FUND
CGM CAPITAL DEVELOPMENT FUND


                               VOTING INFORMATION

The enclosed Proxy Statement discusses important issues affecting your investment in CGM Mutual Fund, CGM Realty Fund, CGM Focus Fund and CGM Capital Development Fund. To make voting faster and more convenient for you, we are offering the options of voting by completing and returning the enclosed proxy card in the envelope provided or, on the internet or by touch-tone telephone 24 hours a day. If you vote by internet or phone, your vote will be confirmed and posted immediately.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

WAYS TO VOTE:
-------------

o   TO VOTE BY MAIL

1. Read the Proxy Statement.

2. For each proposal check one of the appropriate boxes on the proxy card.

3. Date and sign you name exactly as it appears on the proxy card.
4. Return the proxy card in the envelope provided.

o   TO VOTE ON THE INTERNET

1. Read the Proxy Statement.
2. Go to website address indicated on your proxy card.
3. Enter the control number on your proxy card.
4. Follow the instructions on the site.

o   TO VOTE BY TELEPHONE

1. Read the Proxy Statement.
2. Call the toll-free number listed on your proxy card.
3. Enter the control number on your proxy card.
4. Follow the recorded instructions.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.


1.   To elect a Trustee.  TRUSTEE:

     (01) Mark W. Holland

               FOR                    WITHHELD
               THE   [ ]          [ ] FROM THE
             NOMINEE                  NOMINEE

                                                                                                 FOR       AGAINST     ABSTAIN
                                                        2. To vote on an Amendment to the        [ ]         [ ]          [ ]
                                                           Declaration of Trust.

----------------------------------                      3. To vote on a new Advisory             [ ]         [ ]          [ ]
                                                           Agreement.
----------------------------------

                                                        Please be sure to sign and date this proxy.

                                                        Please sign this proxy exactly as your name or names appear on this card. Joint owners should each sign personally.

                                                        When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

Signature: ______________________________ Date: _________________  Signature:______________________________ Date: _________________


                                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

TO VOTE BY MAIL:                    TO VOTE ON THE WEB:                        TO VOTE BY TELEPHONE:

o Read the proxy statement.         o Read the proxy statement and             o Read the proxy statement and
                                      have the proxy card at hand.               have the proxy card at hand.

o For each proposal check one of    o Go to                                    o Call 1-877-779-8683.
  the appropriate boxes on the        https://www.eproxyvote.com/cgm
  reverse side.

o Sign and date the proxy card.     o Follow the instructions on the site.     o Follow the automated telephone
                                                                                 directions.

o Return the proxy card in the      o There is no need for you to              o There is no need for you to
  envelope provided.                  return your proxy card.                    return your proxy card.

                   IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


                                                  CGM MUTUAL FUND

                                            A PROXY FOR SPECIAL MEETING
                                    OF SHAREHOLDERS TO BE HELD NOVEMBER 19, 2004

                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned, revoking prior proxies, hereby appoints each of G. Kenneth Heebner and Robert L. Kemp, proxies of the undersigned with full power of substitution, to vote for the undersigned all of the undersigned's shares of CGM
Mutual Fund at the Concurrent Special Meetings of Shareholders of each of CGM Trust, with respect to CGM Mutual
Fund, CGM Realty Fund and CGM Focus Fund, and CGM Capital Development Fund to be held at the offices of Bingham
McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110 on November 19, 2004, at 9:00 a.m. (Eastern Standard
Time), or at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present upon the following matters described in the Notice of Concurrent Special Meetings and accompanying Proxy Statement, which have been received by the undersigned. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT
AUTHORITY TO VOTE "FOR" ALL PROPOSALS.


When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

If voting by mail, please sign, date and promptly return this proxy in the enclosed envelope.



THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.


1.   To elect a Trustee.  TRUSTEE:

     (01) Mark W. Holland

               FOR                    WITHHELD
               THE   [ ]          [ ] FROM THE
             NOMINEE                  NOMINEE

                                                                                                 FOR       AGAINST     ABSTAIN
                                                        2. To vote on an Amendment to the        [ ]         [ ]          [ ]
                                                           Declaration of Trust.

----------------------------------                      3. To vote on a new Advisory             [ ]         [ ]          [ ]
                                                           Agreement.
----------------------------------

                                                        Please be sure to sign and date this proxy.

                                                        Please sign this proxy exactly as your name or names appear on this card. Joint owners should each sign personally.

                                                        When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

Signature: ______________________________ Date: _________________  Signature:______________________________ Date: _________________


                                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

TO VOTE BY MAIL:                    TO VOTE ON THE WEB:                        TO VOTE BY TELEPHONE:

o Read the proxy statement.         o Read the proxy statement and             o Read the proxy statement and
                                      have the proxy card at hand.               have the proxy card at hand.

o For each proposal check one of    o Go to                                    o Call 1-877-779-8683.
  the appropriate boxes on the        https://www.eproxyvote.com/cgm
  reverse side.

o Sign and date the proxy card.     o Follow the instructions on the site.     o Follow the automated telephone
                                                                                 directions.

o Return the proxy card in the      o There is no need for you to              o There is no need for you to
  envelope provided.                  return your proxy card.                    return your proxy card.

                   IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


                                                  CGM REALTY FUND

                                            A PROXY FOR SPECIAL MEETING
                                    OF SHAREHOLDERS TO BE HELD NOVEMBER 19, 2004

                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned, revoking prior proxies, hereby appoints each of G. Kenneth Heebner and Robert L. Kemp, proxies of the undersigned with full power of substitution, to vote for the undersigned all of the undersigned's shares of CGM
Realty Fund at the Concurrent Special Meetings of Shareholders of each of CGM Trust, with respect to CGM Mutual
Fund, CGM Realty Fund and CGM Focus Fund, and CGM Capital Development Fund to be held at the offices of Bingham
McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110 on November 19, 2004, at 9:00 a.m. (Eastern Standard
Time), or at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present upon the following matters described in the Notice of Concurrent Special Meetings and accompanying Proxy Statement, which have been received by the undersigned. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT
AUTHORITY TO VOTE "FOR" ALL PROPOSALS.


When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

If voting by mail, please sign, date and promptly return this proxy in the enclosed envelope.



THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.


1.   To elect a Trustee.  TRUSTEE:

     (01) Mark W. Holland

               FOR                    WITHHELD
               THE   [ ]          [ ] FROM THE
             NOMINEE                  NOMINEE

                                                                                                 FOR       AGAINST     ABSTAIN
                                                        2. To vote on an Amendment to the        [ ]         [ ]          [ ]
                                                           Declaration of Trust.

----------------------------------                      3. To vote on a new Advisory             [ ]         [ ]          [ ]
                                                           Agreement.
----------------------------------
                                                        4. To vote on an amendment to CGM        [ ]         [ ]          [ ]
                                                           Focus Fund's fundamental investment
                                                           restriction on industry concentration.

                                                          Please be sure to sign and date this proxy.

                                                          Please sign this proxy exactly as your name or names appear on this card. Joint owners should each sign personally.

                                                          When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

Signature: ______________________________ Date: _________________  Signature:______________________________ Date: _________________


                                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

TO VOTE BY MAIL:                    TO VOTE ON THE WEB:                        TO VOTE BY TELEPHONE:

o Read the proxy statement.         o Read the proxy statement and             o Read the proxy statement and
                                      have the proxy card at hand.               have the proxy card at hand.

o For each proposal check one of    o Go to                                    o Call 1-877-779-8683.
  the appropriate boxes on            https://www.eproxyvote.com/focus
  the reverse side.

o Sign and date the proxy card.     o Follow the instructions on the site.     o Follow the automated telephone
                                                                                 directions.

o Return the proxy card in the      o There is no need for you to              o There is no need for you to
  envelope provided.                  return your proxy card.                    return your proxy card.

                   IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


                                                   CGM FOCUS FUND

                                            A PROXY FOR SPECIAL MEETING
                                    OF SHAREHOLDERS TO BE HELD NOVEMBER 19, 2004

                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned, revoking prior proxies, hereby appoints each of G. Kenneth Heebner and Robert L. Kemp, proxies of the undersigned with full power of substitution, to vote for the undersigned all of the undersigned's shares of CGM
Focus Fund at the Concurrent Special Meetings of Shareholders of each of CGM Trust, with respect to CGM Mutual
Fund, CGM Realty Fund and CGM Focus Fund, and CGM Capital Development Fund to be held at the offices of Bingham
McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110 on November 19, 2004, at 9:00 a.m. (Eastern Standard
Time), or at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present upon the following matters described in the Notice of Concurrent Special Meetings and accompanying Proxy Statement, which have been received by the undersigned. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT
AUTHORITY TO VOTE "FOR" ALL PROPOSALS.


When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

If voting by mail, please sign, date and promptly return this proxy in the enclosed envelope.



THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.


1.   To elect a Trustee.  TRUSTEE:

     (01) Mark W. Holland

               FOR                    WITHHELD
               THE   [ ]          [ ] FROM THE
             NOMINEE                  NOMINEE

                                                                                                 FOR       AGAINST     ABSTAIN
                                                        2. To vote on an Amendment to the        [ ]         [ ]          [ ]
                                                           Declaration of Trust.

----------------------------------                      3. To vote on a new Advisory             [ ]         [ ]          [ ]
                                                           Agreement.
----------------------------------

                                                          Please be sure to sign and date this proxy.

                                                          Please sign this proxy exactly as your name or names appear on this card. Joint owners should each sign personally.

                                                          When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

Signature: ______________________________ Date: _________________  Signature:______________________________ Date: _________________


                                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

TO VOTE BY MAIL:                      TO VOTE ON THE WEB:                     TO VOTE BY TELEPHONE:

o Read the proxy statement.           o Read the proxy statement and          o Read the proxy statement and
                                        have the proxy card at hand.            have the proxy card at hand.

o For each proposal check one of      o Go to                                 o Call 1-877-779-8683.
  the appropriate boxes on the          https://www.eproxyvote.com/capital
  reverse side.

o Sign and date the proxy card.       o Follow the instructions on the site.  o Follow the automated telephone directions.

o Return the proxy card in the        o There is no need for you to           o There is no need for you to
  envelope provided.                    return your proxy card.                 return your proxy card.

                   IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


                                            CGM CAPITAL DEVELOPMENT FUND

                                            A PROXY FOR SPECIAL MEETING
                                    OF SHAREHOLDERS TO BE HELD NOVEMBER 19, 2004

                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned, revoking prior proxies, hereby appoints each of G. Kenneth Heebner and Robert L. Kemp, proxies of the undersigned with full power of substitution, to vote for the undersigned all of the undersigned's shares of CGM
Capital Development Fund at the Concurrent Special Meetings of Shareholders of each of CGM Trust, with respect to
CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund, and CGM Capital Development Fund to be held at the offices of
Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110 on November 19, 2004, at 9:00 a.m. (Eastern
Standard Time), or at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present upon the following matters described in the Notice of Concurrent Special Meetings and accompanying Proxy
Statement, which have been received by the undersigned. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE
DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS.


When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

If voting by mail, please sign, date and promptly return this proxy in the enclosed envelope.